Babson Funds

Annual Report

June 30, 2001

Equities
         Enterprise Fund
         Enterprise Fund II
         Growth Fund
         Shadow Stock Fund
         Value Fund
         International Fund
Fixed Income
         Bond Trust
         Money Market Fund
         Tax-Free Income Fund

Babson Funds

Jones & Babson Distributors
A Member of the Generali Group

Table of
Contents

Economic Review                                                                              1
Babson Enterprise Fund                                                                       2
Babson Enterprise Fund II                                                                    6
Babson Growth Fund                                                                           9
Shadow Stock Fund                                                                           13
Babson Value Fund                                                                           18
Babson-Stewart Ivory
International Fund                                                                          22
Babson Bond Trust                                                                           27
Babson Bond Trust
Portfolio L                                                                                 29
Babson Bond Trust
Portfolio S                                                                                 33
Babson Money Market Fund                                                                    37
Babson Tax-Free Income Fund                                                                 40
Statements of Assets
and Liabilities                                                                             44
Statements of Operations                                                                    46
Statements of Changes
in Net Assets                                                                               48
Notes to Financial Statements                                                               52
Financial Highlights                                                                        55
Report of Ernst & Young LLP,
Independent Auditors                                                                        60

Message to our Shareholders

Our long-term performance and shareholder loyalty are the rewards for our
"marathon" investment approach; the Babson Funds don't chase after what's new or in the news -- we stick to our tried and true management methodologies. We evaluate our investments for their long-term potential, buy them at reasonable prices, and monitor and re-evaluate each investment on an ongoing basis. The markets, and many professional and individual investors, have spent this year recovering from greed and overindulgence. The New Economy sounded enticing, but instead of sticking with well-balanced investment portfolios, too much money and attention was focused on the "icing on the cake." We have watched others and have seen the results of buying what sounds too good to be true -- it usually
is.

Babson Enterprise, Enterprise Fund II, Value, and Shadow Stock Fund had truly stand-out performance relative to their benchmarks, each providing double-digit positive returns over the past year. Although past performance doesn't guarantee future results, we believe this was a tremendous accomplishment given a 12-month period (ended 6/30/01) when the S&P 500 lost -14.83%. Although Babson Growth showed negative returns over the same time period, it outperformed the Russell
1000 Growth Index by a wide margin, displaying good relative performance in this difficult year. Babson-Stewart Ivory International was our only equity-based
Fund that underperformed its 12-month benchmark. The Bond L and S Portfolios, and the Tax-Free Income Fund slightly underperformed the indexes. Please refer to the Funds' letters to shareholders included herein for additional information.

The pages that follow include our Economic Review, letters to shareholders with the details affecting each Fund's performance, as well as a Schedule of
Investments, Statements of Operations and Changes in Net Assets, and the
Financial Highlights of each Fund. It's a wealth of information, and a good way to stay current on your Fund and its progress.

Check in with us more often by reading the Babson Report newsletter we include in each quarterly statement. We include interviews with our portfolio managers and economists, and a Q & A with independent financial advisors as part of our continuing communications for shareholders. It gives us a chance to let you know the people behind the Funds, and provides articles geared toward helping you manage your own investment portfolio. Archives of current and past copies are available on our web site, at www.babsonfunds.com, in the Educational Tools section.

Please call us or visit our web site anytime we can provide our personalized services to you. We appreciate your confidence and your business, and remain dedicated to earning it in the future.

Thank you for your support and loyalty.

Sincerely,

/s/Stephen S. Soden

Stephen S. Soden
President

Economic Review

Despite much discussion over a recessionary environment, the U.S. economy has remained on track and extended the current record expansion. A recession is defined as two consecutive negative quarters of Gross DomesticProduct (GDP), so we still have not yet crossed that bridge. GDP in the first quarter of 2001 was
1.2%, up slightly from 1.0% the previous quarter. At this point, some economists remain certain that the second quarter number may finally turn negative, although opinions for GDP growth range from -1.5% to +2.0%, an average of 0.6%.
The first look at second quarter GDP will not be released until July 27.
Industrial production has now declined for eight straight months, while the
Manufacturing and Non-Manufacturing National Association of Purchasing Managers
Reports, other measures of economic activity, offset each other. These mixed signals kept the Federal Open Market Committee (FOMC) in the limelight throughout the first two quarters and are likely to do the same in the third quarter.

Continuing concern over weak economic statistics led the Fed to ease interest rates six times in the first half of 2001. The FOMC decreased rates 50 basis points (bp) each on January 3, January 31, March 20, April 18 and May 15 and 25
bp on June 27 for a total of 275 bp. Even after these six moves, the Fed continues to retain their concern over economic weakness. This would lead to an expectation that the Fed may not be done easing, although some recent rhetoric from certain Fed members and the wording that accompanied their latest action suggest the Fed may be approaching the end of this easing cycle. Inflation news outside of the energy sector remains benign. The good news near the end of the second quarter was a decline in the price of oil. This fortuitous string of inflation readings has helped allow the FOMC to continue on their easing cycle without re-igniting inflationary concerns. Conventional wisdom suggests that Fed actions take 12-18 months to wind their way through the economy. If that historical relationship holds, we may not see an appreciable improvement in the economy until near the end of the year.

Weak performance characterized the labor markets as unemployment rates climbed and non-farm payrolls deteriorated throughout the quarter. Weekly initial jobless claims have also continued to climb. The U.S. Challenger Layoff Report now shows a total of almost 800k announced job cuts since the beginning of the year compared to a total of 614k for all of last year.

Consumer confidence remains surprisingly stable and strong despite weak labor statistics, weak equity markets and continuing mixed economic headlines. The
U.S. consumer appears to be emboldened by the record U.S. expansion, spending with abandon and adding debt to finance current purchases rather than hunkering down for leaner times. World economic growth remains depressed, with the
European Central Bank concerned more about inflation than growth and Japan mired in weak growth despite the Bank of Japan's "zero" rate policy.

We got substantial tax relief in June when a $1.35T tax package was passed. The immediate effect, which should help the economy during the third and fourth quarters, is a tax rebate. Many of the additional tax initiatives will be phased in over the next few years.

We have half the year in the history books and half the year to go. 2001 has been an "odyssey" up to now, but we believe uncertainty will continue to be the major theme for the markets.

David L. Babson & Co. Inc.

Babson Enterprise Fund

Babson Enterprise Fund produced a large performance advantage versus both the unmanaged Russell 2000 Index and unmanaged Russell 2000 Value Index for the six months ended June 30, 2001, 22.21% (price change and reinvested distributions),
6.95% and 12.79%, respectively. The primary drivers of the Fund's superior 2001 performance have been stock selection, heavy exposure to the "micro-cap" (below
$300 million in market capitalization) portion of the small-cap market, and heavy weighting in low price-to-book value companies.

The Fund's overweighted position in the most value-oriented technology stocks helped performance, while its underweight to utilities slightly hurt. Strong stock selection seemed to more than make up for any sector weights that may have had a negative contribution to the Fund relative to the benchmark.

Currently the Fund remains overweighted in technology, healthcare, and broad energy, as we believe the combination of valuations and fundamentals in these sectors hold the highest potential for positive investment returns. It is underweighted in consumer staples, autos and transportation, utilities, and financials versus the Russell 2000 Value Index. An under exposure to financials and utilities makes the Port-folio more moderately "value" relative to its peers in a value universe. While still squarely in the value box, the Fund is positioned to generate greater stability should the strong style biases move away from it.

Small-cap stocks in general, and small value stocks specifically, have now beaten large-cap stock performance in six of the past eight quarters and remain very attractively valued versus their large-cap counterparts. As the Fed eases, credit spreads should narrow to the benefit of smaller businesses. As larger companies seek to achieve earnings growth in a slowing economy, their acquisitions of more cheaply valued small businesses will become increasingly commonplace. We believe, therefore, that the current small-cap cycle is still in its early stages.

The following holdings were added to the Portfolio over the previous six months:

Allegiant Bancorp -- St. Louis Bank

America First Mortgage Investments -- mortgage reit

Central Vermont Public Service -- electric utility

Hanmi Financial -- Korean focused bank

Ladish-- forged metal components

Mid-Atlantic Realty Trust -- strip center reit

UMPQUA-- Oregon based bank holding company

Universal Stainless & Alloy-- specialty steel products

Wilshire State Bank -- Korean focused bank

Wilsons Leather Experts -- leather products retailer

The following positions were liquidated from the Portfolio: New York Community
Bancorp and Ultimate Electronics were sold after significant gains due to valuation and market capitalization considerations. ABC-Naco, Channell
Commercial, Compx International, Corrpro, Jacobson Stores and Oneida were sold due to concerns about business fundamentals and earnings potential relative to stock valuation.

Fund Composition

Top Ten Holdings:                                                     % of Total
ESCO Technologies, Inc.                                                  3.22%
Cuno, Inc.                                                               3.21
Cubic Corp.                                                              3.04
Kaneb Services, Inc.                                                     3.02
Landauer, Inc.                                                           2.71
LSI Industries, Inc.                                                     2.67
Young Innovations, Inc.                                                  2.60
ABM Industries, Inc.                                                     2.57
Advanced Marketing Services                                              2.53
Kendle International                                                     2.53
Total                                                                   28.10%
Total Securities in Portfolio                                              65

As of June 30, 2001, schedule of investments. Subject to change.

CHART - Babson Enterprise Fund Versus Russell 2000

Babson Enterprise Fund's average annual compounded total returns for one, five and ten year periods as of June 30, 2001, were 20.08%, 9.21% and 13.55%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Schedule of Investments

June 30, 2001

Babson Enterprise Fund

SHARES                  COMPANY                                                                                      MARKET VALUE

COMMON STOCKS-- 95.10%
BASIC MATERIALS-- 3.90%
           241,200      NN, Inc.                                                                          $             2,472,300
           246,750      Penford Corp.                                                                                   2,862,300
                                                                                                                        5,334,600
CAPITAL GOODS-- 15.98%
            44,780      BNS Co. Cl. A*                                                                                    282,114
           290,700      Congoleum Corp. Cl. A*                                                                            813,960
           132,800      Cubic Corp.                                                                                     4,150,000
           142,700      Cuno, Inc.*                                                                                     4,388,025
            95,800      EDO Corp.                                                                                       1,528,010
            22,225      Engineered Support Systems, Inc.                                                                  745,649
            65,943      K-Tron International, Inc.*                                                                       807,802
           145,100      Ladish Company, Inc.*                                                                           1,951,595
           197,600      Lamson & Sessions Co.*                                                                      1,323,920
           153,400      LSI Industries, Inc.                                                                            3,652,454
            49,200      Terex Corp.*                                                                                    1,043,040
           127,000      Universal Stainless & Alloy
                           Products, Inc.*                                                                              1,168,400
                                                                                                                       21,854,969
CONSUMER CYCLICAL-- 10.03%
           166,100      Advanced Marketing Services, Inc.                                                               3,463,185
           113,200      Fab Industries, Inc.                                                                            1,601,780
           223,770      Falcon Products, Inc.                                                                           1,588,767
            53,150      Fred's, Inc.                                                                                    1,368,612
           231,600      Gottschalks, Inc.*                                                                                764,280
           252,700      Helen of Troy Ltd.*                                                                             2,233,868
           108,200      Swiss Army Brands, Inc.*                                                                          724,940
           101,600      Wilsons Leather Experts, Inc.*                                                                  1,965,960
                                                                                                                       13,711,392
CONSUMER STAPLES-- 4.23%
            90,400      J & J Snack Foods Corp.*                                                                    2,006,880
            36,700      Marsh Supermarkets, Inc. Cl. A                                                                    521,140
            86,400      Marsh Supermarkets, Inc. Cl. B                                                                  1,140,480
           100,700      United Natural Foods, Inc.*                                                                     2,114,700
                                                                                                                        5,783,200
ENERGY -- 9.42%
           170,900      Gulf Island Fabrication, Inc.*                                                                  2,428,831
           563,600      Kaneb Services, Inc.*                                                                           4,131,188
           356,000      Matrix Service Co.*                                                                             2,477,760
            94,600      Petroleum Helicopters, Inc. (non-voting)*                                                       1,693,340
            87,600      Tetra Technologies, Inc.*                                                                       2,141,820
                                                                                                                       12,872,939
FINANCIAL-- 19.85%
           155,000      Allegiant Bancorp, Inc.                                                                         1,949,900
           200,000      America First Mortgage
Investments, Inc.                                                                                                       1,484,000
            86,000      Bank of the Ozarks, Inc.                                                                        1,720,000
           132,500      Boston Private Financial Holdings, Inc.                                                         2,928,250
           188,317      Capital Corp. of the West*                                                                      2,738,129
            51,200      Cass Information Systems, Inc.                                                                  1,013,760
            96,400      Cobiz, Inc.                                                                                     2,024,400
            19,500      Hanmi Financial Corp.                                                                             379,275
           218,200      Mid-Atlantic Realty Trust                                                                       2,727,500
           177,590      Sterling Financial Corp.*                                                                       2,685,161
           132,200      Stewart Information Services Corp.*                                                             2,576,578
            53,900      UCBH Holdings, Inc.                                                                             1,608,915
           214,700      UMPQUA Holdings Corp.                                                                           2,956,419
            21,300      Wilshire State Bank*                                                                              349,320
                                                                                                                       27,141,607
HEALTH CARE-- 7.17%
           191,300      Kendle International, Inc.*                                                                     3,462,530
           193,275      Penwest Pharmaceutical Co.*                                                                     2,783,160
           158,800      Young Innovations, Inc.*                                                                        3,557,120
                                                                                                                        9,802,810
MISCELLANEOUS-- 3.16%
            98,900      Alltrista Corp.*                                                                                1,167,020
           121,700      Kaman Corp. Cl. A                                                                               2,189,383
            39,700      Sea Containers Ltd. Cl. A                                                                         743,184
            12,000      Sea Containers Ltd. Cl. B                                                                         221,400
                                                                                                                        4,320,987
TECHNOLOGY-- 16.88%
           292,700      Ennis Business Forms, Inc.                                                                      2,312,330
           145,900      ESCO Technologies, Inc.*                                                                        4,398,885
           128,500      Herley Industries, Inc.*                                                                        2,274,450
           123,400      Landauer, Inc.                                                                                  3,702,000
           136,300      MSC Software Corp.*                                                                             2,555,625
           106,100      Nashua Corp.*                                                                                     737,395
           144,400      New England Business Service, Inc.                                                              2,772,480
            96,600      Spectrum Control, Inc.*                                                                           575,736
           132,900      Titan Corp.*                                                                                    3,043,410
            34,000      Zygo Corp.*                                                                                       712,300
                                                                                                                       23,084,611
TRANSPORTATION & SERVICES-- 2.57%
            94,300      ABM Industries, Inc.                                                                            3,512,675

UTILITIES-- 1.91%
            62,600      Central Vermont Public Service Co.                                                              1,183,766
            57,700      Unitil Corp.                                                                                    1,428,075
                                                                                                                        2,611,841
TOTAL COMMON STOCKS                                                                                                   130,031,631
(Cost $109,322,415)

TOTAL INVESTMENTS-- 95.10%                                                                                            130,031,631
(Cost $109,322,415)

Other assets less liabilities-- 4.90%                                                                                   6,693,998

TOTAL NET ASSETS-- 100.00%                                                                                        $   136,725,629

For federal income tax purposes, the identified cost of investments owned at June 30, 2001, was $109,497,084.

Net unrealized appreciation for federal income tax purposes was $20,534,547, which is comprised of unrealized appreciation of $30,094,050 and unrealized depreciation of $9,559,503.

*Non-income producing security

See accompanying Notes to Financial Statements.

Babson Enterprise Fund II

Babson Enterprise Fund II slightly trailed the unmanaged Russell 2000 Index performance for the six months ended June 30, 2001, 6.23% (price change and reinvested distributions) and 6.95%, respectively.

Low exposure to micro-cap stocks (initial purchases in the Fund are normally above $200 million in market capitalization) hurt relative performance, and technology, which has been a weak performer in 2001, hurt the Fund's returns.

The technology sector was hit from several directions. Capital investment was allocated to Internet companies to build infrastructure for business models doomed to financial failure. Other Internet capital investment was spent on high profile advertising with marginal ongoing value. In other sectors of technology, capital was allocated to increase productive capacity to meet demand that was projected to grow at impossibly high rates.

The Portfolio is well positioned for any re-acceleration of the economy. Heavy exposure to economically-sensitive sectors such as consumer cyclical and capital goods stocks should benefit the Fund once concerns about the health of the U.S.
economy are allayed. Also, the Fund remains overweighted in consumer cyclical, capital goods, and energy stocks, as we believe the combination of valuations and fundamentals in these sectors hold the highest potential for positive investment returns.

Small-cap stocks, which have now beaten large-cap stock
performance in six of the past eight quarters, remain very attractively valued versus their large-cap counterparts. This, along with the acquisition activity we are seeing, leads us to believe that the current small-cap cycle is still in its early stages.

Portfolio additions for the six month period are as follows: Alberto-Culver, consumer products/beauty supplies, Ann Taylor Stores, women's apparel retailer,
Black Hills, energy and communications, Cubic, public transportation, Dal-Tile
International, ceramic tile manufacturer, Essex Property Trust, apartment reit,
FNB, banking and insurance, Harman International, high end stereo systems,
Interpublic Group, advertising/marketing services, Polymedica, specialty medical products distribution, Prima Energy, oil/gas exploration and production, Taubman
Centers, reit: regional shopping centers, Ultimate Electronics, consumer electronics retailer, Usec, enriched uranium producer and WPS Resources, utility holding company.

Four positions were liquidated during the period due to buyouts or pending buyouts. These companies are Newport News Shipbuilding, Scott Technologies, True
North Communications and Xircom. Other positions eliminated were Brooktrout,
Nabors Industries, NUI and Rent-Way due to concerns about potential deterioration of business fundamentals.

Fund Composition

Top Ten Holdings:                                                 % of Total
BJ's Wholesale Club, Inc.                                                5.59%
Golden State Bancorp, Inc.                                               3.91
Cuno, Inc.                                                               3.88
Commerce Bancorp, Inc.                                                   3.71
La-Z-Boy, Inc.                                                           3.61
Carlisle Companies, Inc.                                                 3.60
Advo, Inc.                                                               3.57
Herman Miller, Inc.                                                      3.53
Respironics, Inc.                                                        3.07
Commscope, Inc.                                                          2.84
Total                                                                   37.31%
Total Securities in Portfolio                                              61

As of June 30, 2001, schedule of investments. Subject to change.

CHART - Babson Enterprise Fund II
versus S&P 500 and Russell 2000

Babson Enterprise Fund II's average annual compounded total returns for one year, five years and the life of the Fund (inception August 5, 1991) as of June
30, 2001, were 15.54%, 12.85% and 13.52%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Schedule of Investments

June 30, 2001

BABSON ENTERPRISE FUND II

SHARES                  COMPANY                                                                                      MARKET VALUE

COMMON STOCKS-- 98.31%
BASIC MATERIALS-- 4.59%
            61,400      Elcor Corp.                                                                       $             1,243,350
           106,700      Interface, Inc. Cl. A                                                                             758,637
            40,000      New England Business Service, Inc.                                                                768,000
                                                                                                                        2,769,987
CAPITAL GOODS-- 16.92%
            72,900      Commscope, Inc.*                                                                                1,713,150
            76,200      Cuno, Inc.*                                                                                     2,343,150
            17,300      Cubic Corp.                                                                                       540,625
            12,000      Essex Property Trust, Inc.                                                                        594,600
            48,300      Gardner Denver, Inc.*                                                                             992,565
            67,600      Gerber Scientific, Inc.                                                                           740,220
            82,700      Herman Miller, Inc.                                                                             2,132,006
            27,600      Roper Industries, Inc.                                                                          1,152,300
                                                                                                                       10,208,616
CONSUMER CYCLICAL-- 27.68%
            63,000      Advo, Inc.                                                                                      2,151,450
             8,900      Ann Taylor Stores Corp.*                                                                          318,620
            63,300      BJ's Wholesale Club, Inc.*                                                                      3,371,358
            13,100      Chemed Corp.                                                                                      473,434
            58,200      Dal-Tile International*                                                                         1,079,610
            65,600      EGL, Inc.*                                                                                      1,046,976
            68,700      Enesco Group, Inc.*                                                                               415,635
            84,400      Huffy Corp.*                                                                                      813,616
            49,248      Interpublic Group Companies, Inc.                                                               1,445,429
           117,800      La-Z-Boy, Inc.                                                                                  2,179,300
            53,000      Penton Media, Inc.                                                                                927,500
           101,100      Stein Mart, Inc.*                                                                               1,034,253
            67,100      Stride Rite Corp.                                                                                 570,350
            23,300      Taubman Centers, Inc.                                                                             326,200
            16,800      Ultimate Electronics, Inc.*                                                                       544,656
                                                                                                                       16,698,387
CONSUMER STAPLES-- 1.75%
            29,800      Alberto-Culver Co. Cl. A                                                                        1,054,920

ENERGY -- 4.27%
             4,200      CH Energy Group, Inc.                                                                             184,590
            79,800      Newpark Resources, Inc.*                                                                          885,780
            13,800      Prima Energy Corp.*                                                                               332,442
            74,900      Stolt Offshore S.A.*                                                                              909,286
            31,100      Usec, Inc.                                                                                        262,173
                              2,574,271
FINANCIAL-- 21.82%
            15,700      BancFirst Corp.                                                                                   627,529
           114,908      Cash America International, Inc.                                                                  976,718
            31,942      Commerce Bancorp, Inc.                                                                          2,239,134
             1,800      FNB Corp.                                                                                          48,006
            76,500      Golden State Bancorp, Inc.                                                                      2,356,200
            30,200      Golden State Bancorp, Inc.
                           Litigation Tracking Warrants                                                                    39,562
            11,500      Manufactured Home Communities, Inc.                                                               323,150
            40,656      New York Community Bancorp, Inc.                                                                1,507,524
            35,900      Prentiss Properties Trust                                                                         944,170
            48,600      SL Green Realty Corp.                                                                           1,473,066
            19,900      Stewart Information Services Corp.*                                                               387,851
            35,300      UCBH Holdings, Inc.                                                                             1,053,705
             3,150      White Mountains Insurance Group Ltd.                                                            1,185,188
                                                                                                                       13,161,803
HEALTH CARE-- 6.97%
             3,500      Parexel International Corp.*                                                                       68,250
            32,000      Polymedica Corp.*                                                                               1,276,800
           156,475      PSS World Medical, Inc.*                                                                        1,007,699
            62,300      Respironics, Inc.*                                                                              1,851,556
                                                                                                                        4,204,305
MEDIA & ENTERTAINMENT-- 1.18%
            18,700      Harman International                                                                              712,283

MISCELLANEOUS-- 6.89%
             6,100      Black Hills Corp.                                                                                 245,403
            62,200      Carlisle Companies, Inc.                                                                        2,168,914
            45,200      Kaman Corp. Cl. A                                                                                 813,148
            46,400      Sea Containers Ltd. Cl. A                                                                         868,608
             3,200      Sea Containers Ltd. Cl. B                                                                          59,040
                                                                                                                        4,155,113
TECHNOLOGY-- 3.42%
            15,200      Anadigics, Inc.*                                                                                  319,200
            16,700      Benchmark Electronics, Inc.*                                                                      406,812
            41,100      Cable Design Technologies Corp.*                                                                  664,176
            71,900      Information Resources, Inc.*                                                                      670,108
                                                                                                                        2,060,296

UTILITIES-- 2.82%
            36,300      Energen Corp.                                                                                   1,001,880
            19,800      WPS Resources Corp.                                                                               697,950
                                                                                                                        1,699,830

TOTAL COMMON STOCKS                                                                                                    59,299,811
(Cost $45,880,223)

TOTAL INVESTMENTS-- 98.31%                                                                                             59,299,811
(Cost $45,880,223)

Other assets less liabilities-- 1.69%                                                                                   1,022,147

TOTAL NET ASSETS-- 100.00%                                                                                          $  60,321,958

For federal income tax purposes, the identified cost of investments owned at
June 30, 2001, was the same for financial statement and federal income tax purposes.

Net unrealized appreciation for federal income tax purposes was $13,419,588, which is comprised of unrealized appreciation of $17,002,083 and unrealized depreciation of $3,582,495.

*Non-income producing security

See accompanying Notes to Financial Statements.

Babson Growth Fund

Babson Growth Fund returned -12.09% (price change and reinvested distributions)
in the six month period ended June 30, 2001 in an environment that was very difficult for growth oriented investors. The average growth equity mutual fund continued to lose ground while the most ardent growth proxy, the unmanaged
Russell 1000 Growth Index was down -14.24%, nearly 13% behind its value counterpart on a year-to-date basis.

Fund performance was negatively impacted by many of the investments in the technology sector, especially those companies that had been benefiting from the capital spending cycle in telecommunications. Telecom spending continued to slow over this six month period. Recipients of that spending (manufacturers of networking equipment, fiber optic cable, telecom semiconductors and data storage) have seen their businesses slow quickly and their stock prices flatten at best.

The Fund benefited from its exposure to the energy (natural gas in particular)
and finance sectors. Kinder Morgan (natural gas distribution), El Paso (natural gas exploration and distribution), Lehman Brothers (investment banking and brokerage) and Federal Home Loan Mortgage (mortgage finance) were all top performers on a year-to-date basis.

Underperforming investments in the Fund in this time period included JDS
Uniphase (fiberoptic components), Corning (fiberoptic cable), Juniper Networks
(networking equipment) and Vitesse Semiconductor (telecom semiconductors).

Over the course of the past six months we have been proactive at making several structural changes to the Fund to reflect a changing economic environment and to anticipate trends that we feel will develop in the future. We reduced the Fund's exposure to the technology sector in light of slowing profit growth in that part of the economy, with a particular emphasis on the reduction of our exposure to the telecommunications equipment providers. Offsetting that we increased our weighting in the financial stocks in anticipation of the Federal Reserve keeping a damper on short-term interest rates throughout calendar 2001. We also maintained our energy sector weighting with several new investments in the natural gas industry where the supply/demand picture looks bullish for the next several quarters.

Our outlook for the economy and the financial markets over the next several quarters is fairly cautious. While it appears many companies are currently experiencing a bottoming in their most recent slide in corporate profits, it is too early to tell when many of these industries will recover. We feel very confident that capital spending and economic growth will recover and when they do the stock market will bounce back accordingly. At this point we are unsure of the timing of that recovery and as a result are maintaining our defensive bias in our approach to growth stock investing.

Portfolio efforts are currently dedicated to finding well-positioned companies with strong management that can outperform the average company in any environment. These are typically industry leaders in a given industry. We will continue to adhere to this strategy going forward.

The following holdings were added to the Portfolio over the previous six months:

Anadarko Petroleum -- natural gas distribution/exploration

El Paso -- natural gas distribution/exploration

Informix -- database software

Odyssey Re Holdings -- reinsurance

Taiwan Semiconductor -- semiconductors

The following holdings were liquidated from the Portfolio: Maxim Integrated
Products, due to high valuation and earnings risk, Tootsie Rolls, reached full valuation, American International Group and Solectron, broad based slowdown in all end markets, Nortel Networks, slowing telecom spending, Siebel Systems, cash flow concerns, McData Corp. A, spinoff from EMC, Safeway, earnings quality concerns, Corning, lack of earnings visibility in fiberoptic business and JDS
Uniphase, recovery prolonged.

Fund Composition
Top Ten Holdings:                                                     % of Total
Federal Home Loan Mortgage Corp.                                         4.58%
Pfizer, Inc.                                                             4.39
AT&T Corp. - Liberty Media Corp.                                     4.04
Microsoft Corp.                                                          3.71
Citigroup, Inc.                                                          3.63
American International Group, Inc.                                       3.49
Informix Corp.                                                           2.89
Paychex, Inc.                                                            2.82
Exxon Mobil Corp.                                                        2.66
Medtronic, Inc.                                                          2.63
Total                                                                   34.84%

Total Securities in Portfolio                                              53

As of June 30, 2001, schedule of investments. Subject to change.

CHART - Babson Growth Fund
Versus S&P 500 and Russell 1000 Growth

Babson Growth Fund's average annual compounded total returns for one, five and ten year periods as of June 30, 2001, were -26.27%, 11.42% and 12.53%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Schedule of Investments

June 30, 2001

BABSON GROWTH FUND

SHARES                  COMPANY                                                                                      MARKET VALUE

COMMON STOCKS-- 95.37%
CAPITAL GOODS-- 2.09%
           149,200      General Electric Co.                                                              $             7,273,500

CONSUMER CYCLICAL-- 2.59%
            40,100      Best Buy Company, Inc.*                                                                         2,547,152
           137,900      Home Depot, Inc.                                                                                6,419,245
                                                                                                                        8,966,397
CONSUMER STAPLES-- 2.56%
            86,700      Anheuser-Busch Cos., Inc.                                                                       3,572,040
           102,000      Gillette Co.                                                                                    2,956,980
            53,400      PepsiCo, Inc.                                                                                   2,360,280
                                                                                                                        8,889,300
ENERGY -- 6.24%
           111,500      Anadarko Petroleum Corp.                                                                        6,024,345
           121,278      El Paso Corp.                                                                                   6,371,946
           105,737      Exxon Mobil Corp.                                                                               9,236,127
                                                                                                                       21,632,418
FINANCIAL-- 20.79%
           140,718      American International
                           Group, Inc.                                                                                 12,101,748
           238,166      Citigroup, Inc.                                                                                12,584,691
           227,000      Federal Home Loan
                           Mortgage Corp.                                                                              15,890,000
           122,300      Fiserv, Inc.*                                                                                   7,635,189
            68,900      Lehman Brothers Holdings, Inc.                                                                  5,356,975
            67,200      Merrill Lynch & Co.                                                                         3,981,600
            61,900      Morgan Stanley Dean Witter & Co.                                                            3,975,837
            41,300      Odyssey RE Holdings Corp.*                                                                        746,291
           236,918      Paychex, Inc.                                                                                   9,784,714
                                                                                                                       72,057,045
HEALTH CARE-- 14.74%
           103,200      American Home Products Corp.                                                                    6,031,008
           125,000      Bristol-Myers Squibb Co.                                                                        6,537,500
            83,900      Guidant Corp.*                                                                                  3,020,400
            94,600      Johnson & Johnson                                                                           4,730,000
           198,500      Medtronic, Inc.                                                                                 9,132,985
           380,100      Pfizer, Inc.                                                                                   15,223,005
           139,418      Pharmacia Corp.                                                                                 6,406,257
                                                                                                                       51,081,155
MEDIA & ENTERTAINMENT-- 11.90%
           163,000      AOL Time Warner, Inc.*                                                                          8,639,000
           800,100      AT&T Corp.-Liberty Media Corp.                                                             13,993,749
           145,500      Clear Channel Communications, Inc.*                                                             9,122,850
            98,700      Comcast Corp.*                                                                                  4,226,334
           119,000      Cox Communications, Inc.*                                                                       5,271,700
                                                                                                                       41,253,633
TECHNOLOGY-- 30.20%
           152,500      Adobe Systems, Inc.                                                                             7,167,500
           146,900      Analog Devices, Inc.*                                                                           6,353,425
           123,900      Automatic Data Processing, Inc.                                                                 6,157,830
           199,700      Cisco Systems, Inc.*                                                                            3,864,195
           177,100      EMC Corp.*                                                                                      5,144,755
           183,300      Flextronics International Ltd.*                                                                 4,888,611
         1,836,200      Informix Corp.*                                                                                10,007,290
            90,000      Intel Corp.                                                                                     2,729,700
            10,800      International Business Machines Corp.                                                           1,220,400
            44,100      Juniper Networks, Inc.*                                                                         1,367,100
           134,500      Linear Technology Corp.                                                                         6,099,575
            81,250      Microchip Technology, Inc.*                                                                     2,609,750
           179,100      Microsoft Corp.*                                                                               12,866,544
           113,400      Nokia Corp.                                                                                     2,499,336
           312,800      Oracle Corp.*                                                                                   6,162,160
            74,200      PMC - Sierra, Inc.*                                                                             2,319,492
           336,100      Sun Microsystems, Inc.                                                                          5,431,376
           168,800      Symantec Corp.*                                                                                 7,317,480
           405,440      Taiwan Semiconductor
                           Manufacturing Co.*                                                                           6,158,634
            14,900      Veritas Software Corp.*                                                                         1,007,538
           156,300      Vitesse Semiconductor Corp.*                                                                    3,310,434
                                                                                                                      104,683,125
TELECOMMUNICATIONS SERVICES-- 2.06%
           224,300      Qwest Communications International                                                              7,148,441

UTILITIES-- 2.20%
           151,500      Kinder Morgan, Inc.*                                                                            7,612,875

TOTAL COMMON STOCKS                                                                                                   330,597,889
(Cost $290,827,013)

FACE AMOUNT             DESCRIPTION                                                                                  MARKET VALUE

REPURCHASE AGREEMENT-- 4.56%
$       15,800,000      UMB Bank, n.a.,
                           3.41%, due July 2, 2001 (Collateralized by Federal
                           Home Loan Discount Notes, due July 6, 2001 with a
                           value
                           of $16,116,460)                                                                             15,800,000
(Cost $15,800,000)

TOTAL INVESTMENTS-- 99.93%                                                                                            346,397,889
(Cost $306,627,013)

Other assets less liabilities-- 0.07%                                                                                     250,311

TOTAL NET ASSETS-- 100.00%                                                                                         $  346,648,200

For federal income tax purposes, the identified cost of investments owned at June 30, 2001, was $307,752,758.

Net unrealized appreciation for federal income tax purposes was $38,645,131, which is comprised of unrealized appreciation of $82,301,619 and unrealized depreciation of $43,656,488.

*Non-income producing security

See accompanying Notes to Financial Statements.

Shadow Stock Fund

For the six month period ended June 30, 2001 Shadow Stock Fund produced a return of 17.62% (price change and reinvested distributions), relative to the unmanaged
Russell 2000 Index, which earned 6.95%, and the unmanaged Russell 2000 Value
Index, which gained12.79%, over the same period.

Shadow Stock Fund tends to experience strong returns when small stocks are in favor, value stocks are in favor, or when both occur simultaneously. During the first quarter, both factors benefited from tremendous momentum, however, in the second quarter growth stocks eased ahead of value stocks. The Fund still benefited from the size factor, as market forces played into the hands of smaller capitalization stocks at the expense of large-caps.

Specific risks or rewards attributable to individual holdings have been relatively muted for most of the year. Because small companies usually have higher risk than large companies when considered individually, the Fund attempts to control the individual company risk by owning a large number of holdings
(currently 220), resulting in a diversified portfolio that carries considerably lower risk than the stock market. As a result, no single stock considerably helps or hurts the Fund.

We continue to look for market leaders with positive catalysts such as strong leadership, friendly shareholder policies, and good merger characteristics. We have continued to trim or sell holdings as they have become overbought based on our screening process, have failed to meet expectations of the original signals, or when operating margins have deteriorated.

Going forward, the Fund continues to be positioned for strong relative valuations within the small-cap sector of the market. Small-cap stocks in general have now beaten large-cap stock performance in six of the past eight quarters and remain very attractively valued versus their large-cap counterparts. As larger companies seek to achieve earnings growth in a slowing economy, positive acquisitions of small companies should become increasingly commonplace. We believe, therefore, that the current small-cap cycle is still in its early stages.

The following new positions were added in the recent six month period: Airlease
-- financial, Applica -- electric equipment, Arguss -- communication equipment,
Circor -- metal products, Compx -- computer equipment, Consolidated Graphics --
printing, DVI -- finance, Discount Auto Parts -- auto retail, Department 56 --
collectibles and giftware, Ennis Business Forms -- printing, Hunt --
manufacturing, Kaneb -- oil/gas, Microfinancial -- finance, Standard Commercial
-- tobacco, Syms -- clothing stores, William Lyon Homes -- home building, Marine
Products -- spinoff from RPC, Maritrans -- water transport, Donegal Group A --
received as part of restructuring of class B shares, Uno -- restaurants, America
First Mortgage Investment -- real estate development, CSK Auto -- specialty stores, California First National Bancorp -- name change from Amplicor, Cole
National -- specialty stores, Cornell -- miscellaneous, NCI Building Systems --
metal building components, National R.V. -- recreational products, Scpie
Holdings -- insurance, Steinway Musical Instruments -- recreational products,
Stoneridge -- auto parts, Water Pik -- consumer specialties, Whitehall Jewelers
-- specialty stores, Wolverine Tube -- metal fabrication and MFC Development --
real estate development.

The following companies no longer appear in the Portfolio because they were acquired or bought out: Detection Systems, Equinox, JW Genesis Financial, St.
Joseph Light & Power, OroAmerica, PLM, Tuscarora, Kenan Transport and
Meridian Insurance. Ablest, KBK Capital and Amrep were eliminated because of poor liquidity. Programming & Systems was taken off the books due to bankruptcy.

The following companies were sold because they no longer met the Fund's investment criteria: Trenwick and Energy East were sold because their market caps exceeded the Fund's upper limit. BEI Technologies, Blonder Tongue Labs,
Decorator Industries, GP Strategies, Kellstrom, Kennedy Wilson, Mazel Stores,
QEP, RWD Technologies, Selas Corp of America, Allied Holdings, Allou Health
& Beauty Care, Amwest Insurance and Supreme Industries were sold after their price fell below Fund limits. Koss and Prima Energy were sold due to low price/book ratios.

Fund Composition
Top Ten Holdings:                                              % of Total
Intermagnetics General Corp.                                       1.73%
URS Corp.                                                          1.68
American States Water Co.                                          1.48
Symmetricom, Inc.                                                  1.43
NCI Building Systems, Inc.                                         1.41
Semitool, Inc.                                                     1.34
NUI Holding Co.                                                    1.34
Spartan Stores, Inc.                                               1.30
M/I Schottenstein Homes, Inc.                                      1.23
Midland Co.                                                        1.23
Total                                                             14.17%

Total Securities in Portfolio                                       220

As of June 30, 2001, schedule of investments. Subject to change.

CHART - Shadow Stock Fund
Versus Russell 2000

Shadow Stock Fund's average annual compounded total returns for one, five and ten year periods as of June 30, 2001, were 16.82%, 14.07% and 14.29%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Schedule of Investments

June 30, 2001

SHADOW STOCK FUND

SHARES                  COMPANY                                                                                      MARKET VALUE

COMMON STOCKS-- 93.97%
BASIC MATERIALS-- 4.20%
            14,101      Aceto Corp.                                                                        $              141,292
            15,200      American Pacific Corp.*                                                                            97,888
             5,500      American Vanguard Corp.                                                                            80,025
            16,600      Fibermark, Inc.*                                                                                  219,950
            15,800      Northwest Pipe Co.*                                                                               251,220
            20,000      Pitt-Des Moines, Inc.                                                                             690,000
            26,700      Roanoke Electric Steel Corp.                                                                      454,434
             5,727      Sames Corp.*                                                                                          974
             9,200      Triple S Plastics, Inc.*                                                                           55,200
             2,200      Vulcan International Corp.                                                                         88,055
            32,000      Wolverine Tube, Inc.*                                                                             530,240
                                                                                                                        2,609,278
CAPITAL GOODS-- 20.43%
             9,000      Airlease Ltd.                                                                                      88,200
             7,300      American Biltrite, Inc.                                                                           102,200
            21,000      American Technical Ceramics Corp.*                                                                206,010
            19,400      Associated Materials                                                                              368,600
             7,500      Badger Meter, Inc.                                                                                215,625
             4,480      Baltek Corp.*                                                                                      35,078
            31,000      Building Materials Holding Corp.*                                                                 480,500
            27,800      Cascade Corp.                                                                                     278,000
             1,800      Chicago Rivet & Machine Co.                                                                    35,280
            12,700      CPAC, Inc.                                                                                         78,105
            39,000      Circor International, Inc.                                                                        703,950
            30,000      Compx International, Inc.                                                                         358,500
            29,000      DRS Technologies, Inc.*                                                                           666,420
             7,800      Eastern (The) Co.                                                                                 119,340
             7,315      Ecology and Environment, Inc. Cl. A                                                                62,543
            36,000      EDO Corp.                                                                                         574,200
            36,800      Encore Wire Corp.*                                                                                443,440
            13,600      Gehl Co.*                                                                                         245,480
             3,150      Graham Corp.*                                                                                      38,588
            21,750      Hardinge, Inc.                                                                                    295,800
            18,000      Hunt Corp.                                                                                        117,000
            84,000      Kaneb Services, Inc.*                                                                             615,720
             9,807      Knape & Vogt Manufacturing Co.                                                                124,255
            19,400      M/I Schottenstein Homes, Inc.                                                                     766,300
            14,000      Meritage Corp.*                                                                                   644,000
            21,300      Mestek, Inc.*                                                                                     490,965
            14,112      Met-Pro Corp.                                                                                     190,512
            48,000      NCI Building Systems, Inc.*                                                                       876,000
            29,000      Newmark Homes Corp.                                                                               390,050
             9,300      Nobility Homes, Inc.*                                                                              82,584
             9,000      Noland Co.                                                                                        205,200
             3,000      Oilgear Co.                                                                                        27,000
             5,000      P & F Industries Cl. A*                                                                        34,250
            10,600      Puerto Rican Cement Co., Inc.                                                                     251,750
             4,600      Quipp, Inc.*                                                                                       76,958
            70,000      Semitool, Inc.*                                                                                   835,100
            11,000      Sifco Industries                                                                                   61,050
            10,300      Summa Industries*                                                                                 103,103
            38,700      URS Corp.*                                                                                      1,044,900
            27,000      William Lyon Homes, Inc.*                                                                         336,960
            10,828      Wolohan Lumber Co.                                                                                116,401
                                                                                                                       12,697,717
CONSUMER CYCLICAL-- 16.75%
            17,900      AC Moore Arts & Crafts, Inc.*                                                                 268,500
            12,800      Ag Services of America, Inc.*                                                                     172,160
             2,800      Allen Organ Co. Cl. B                                                                              94,500
            60,000      Applica, Inc.*                                                                                    477,600
            34,000      Ashworth, Inc.*                                                                                   187,680
             8,000      Black Hawk Gaming &
                           Development, Inc.*                                                                              85,040
            11,550      Bowl America, Inc. Cl. A                                                                          120,120
            73,000      CSK Auto Corp.*                                                                                   605,900
            18,700      Coastcast Corp.                                                                                   148,665
            41,000      Cole National Corp.*                                                                              604,750
            34,000      Consolidated Graphics, Inc.*                                                                      578,000
            33,000      Department 56, Inc.*                                                                              252,450
            43,000      Discount Auto Parts, Inc.*                                                                        466,550
             9,500      Duckwall-Alco Stores, Inc.*                                                                        74,100
            16,500      Ellis (Perry) International, Inc.*                                                                131,175
             9,300      ELXSI Corp.*                                                                                       74,400
            12,600      Edelbrock Corp.                                                                                   139,860
             2,125      Federal Screw Works                                                                                74,375
            14,700      Franklin Electronic Publishers, Inc.*                                                              37,485
            19,000      Gart Sports Co.*                                                                                  418,000
            30,400      Gottschalks, Inc.*                                                                                100,320
             7,600      Liberty Homes, Inc. Cl. A                                                                          40,280
            21,500      Maxwell Shoe, Inc. Cl. A*                                                                         365,500
             5,000      Max & Erma's Restaurants, Inc.*                                                                52,500
            22,000      National R.V. Holdings, Inc.*                                                                     330,000
            31,900      Navigant International, Inc.*                                                                     453,618
            15,500      Primesource Corp.                                                                                  61,225
            38,400      Quaker Fabric Corp.*                                                                              332,160
            49,000      Resortquest International, Inc.*                                                                  563,500
            15,800      Rex Stores Corp.*                                                                                 425,178
            10,100      Rocky Shoes & Boots, Inc.*                                                                     45,551
            11,300      S & K Famous Brands, Inc.*                                                                    116,955
            12,000      Sport Chalet, Inc.*                                                                               100,200
            22,000      Steinway Musical Instruments, Inc.*                                                               388,300
            14,000      Swiss Army Brands, Inc.*                                                                           93,800
            40,000      Syms Corp.*                                                                                       226,800
            38,600      Tarrant Apparel Group*                                                                            243,180
            21,000      Uno Restaurant Corp.*                                                                             198,450
             7,800      Weyco Group, Inc.                                                                                 181,350
            34,000      Whitehall Jewelers, Inc.*                                                                         311,440
            31,100      Workflow Management, Inc.*                                                                        191,265
            37,000      II-VI, Inc.*                                                                                      577,200
                                                                                                                       10,410,082
CONSUMER STAPLES-- 6.90%
             9,300      Cagle's, Inc. Cl. A                                                                               102,300
            26,000      Chalone Wine Group Ltd.*                                                                          314,600
            31,400      Dave and Busters, Inc.*                                                                           264,074
             1,700      Foodarama Supermarkets, Inc.*                                                                      57,375
             3,200      Genesee Corp. Cl. B                                                                                78,400
            59,000      Ingles Markets, Inc. Cl. A                                                                        725,700
            17,425      Marsh Supermarkets, Inc. Cl. A                                                                    247,435
            28,125      Marsh Supermarkets, Inc. Cl. B                                                                    371,250
             6,100      Minuteman International, Inc.                                                                      60,390
            35,050      Sanderson Farms, Inc.                                                                             449,341
            50,000      Spartan Stores, Inc.*                                                                             807,000
            35,000      Standard Commercial Corp.                                                                         614,950
            23,000      Water Pik Technologies, Inc.*                                                                     194,350
                                                                                                                        4,287,165
ENERGY -- 2.91%
            10,300      Adams Resources & Energy, Inc.                                                                136,475
             9,100      Maynard Oil Co.*                                                                                  176,540
            37,000      Key Production, Inc.*                                                                             616,050
            21,120      Marine Products Corp.                                                                              89,760
            10,600      Petroleum Helicopters, Inc.*                                                                      201,400
             4,500      RGC Resources, Inc.                                                                                90,000
            35,200      RPC, Inc.                                                                                         499,840
                                                                                                                        1,810,065
FINANCIAL-- 14.93%
            19,700      Aegis Realty, Inc.                                                                                208,820
            20,000      America First Mortgage
                           Investments, Inc.                                                                              148,400
             6,900      American Business Financial
                           Services, Inc.                                                                                  98,670
            10,500      BancInsurance Corp.*                                                                               50,925
             7,300      Brantley Capital Corp.                                                                             66,795
            29,000      California First National Bancorp                                                                 360,760
            29,000      Capitol Transamerica Corp.                                                                        449,210
            15,452      Cotton States Life and Health
                           Insurance Co.                                                                                  180,788
             6,000      DeWolfe Companies, Inc.                                                                            46,800
            38,000      DVI, Inc.*                                                                                        668,800
            14,000      Donegal Group, Inc. Cl. A                                                                         181,300
             7,000      Donegal Group, Inc. Cl. B                                                                          80,570
            20,000      EMC Insurance Group, Inc.                                                                         305,200
            20,496      First Albany Companies, Inc.                                                                      244,927
            16,200      First International Bancorp, Inc.                                                                 139,320
            11,000      First Investors Financial
                           Services Group, Inc.                                                                            37,400
            19,800      Hoenig Group, Inc.*                                                                               218,790
             9,000      Interstate National Dealer
                           Services, Inc.*                                                                                 48,330
             5,300      Investors Title Co.                                                                                80,295
            15,000      Kaye Group, Inc.                                                                                  210,000
            13,000      Matrix Bancorp, Inc.*                                                                             135,590
             5,000      Merchants Group, Inc.                                                                             106,250
             2,250      MFC Development Corp.*                                                                              1,238
            33,000      Microfinancial, Inc.                                                                              534,930
            17,400      Midland Co.                                                                                       762,294
             3,900      National Security Group, Inc.                                                                      46,254
             6,000      National Western Life Insurance Co.*                                                              638,520
            28,900      PMC Capital, Inc.                                                                                 225,420
            16,500      Penn-America Group, Inc.                                                                          165,000
            19,000      Penn Treaty American Corp.*                                                                        62,320
            21,730      Professionals Group, Inc.*                                                                        596,923
            28,500      PXRE Corp.                                                                                        555,750
            26,000      Scpie Holdings, Inc.                                                                              525,200
            19,100      Sizeler Property Investors, Inc.                                                                  180,877
            39,000      Stewart Information Services Corp.*                                                               760,110
             4,600      Ziegler (The) Companies, Inc.                                                                      73,600
                                                                                                                        9,196,376
HEALTH CARE-- 0.37%
             2,368      Carecentric, Inc.*                                                                                  6,986
             6,100      Kewaunee Scientific Corp.                                                                          58,072
            18,600      Merit Medical Systems, Inc.*                                                                      167,400
                                                                                                                          232,458
MISCELLANEOUS-- 4.22%
            18,400      Andersons, Inc.                                                                                   160,080
            16,010      Astronics Corp. Cl. A*                                                                            227,342
               891      Astronics Corp. Cl. B*                                                                             10,692
            19,800      Baker (Michael) Corp.*                                                                            274,230
             9,000      Childtime Learning Centers, Inc.*                                                                  70,650
            21,000      Cornell Companies, Inc.*                                                                          292,950
            14,800      Exponent, Inc.*                                                                                   159,544
            27,000      FTI Consulting, Inc.*                                                                             588,600
             4,500      McRae Industries, Inc. Cl. A                                                                       19,012
            15,400      Navigators Group, Inc.*                                                                           291,060
            14,300      Nobel Learning Communities, Inc.*                                                                 108,251
            13,800      SL Industries, Inc.                                                                               153,180
             2,700      Scope Industries                                                                                  113,670
            12,000      Sun Hydraulics Corp.                                                                               94,200
             7,700      United States Lime & Minerals, Inc.                                                            38,038
             3,350      VSE Corp.                                                                                          23,182
                                                                                                                        2,624,681
TECHNOLOGY-- 8.92%
             9,400      American Science & Engineering, Inc.*                                                          57,810
            37,000      Arguss Communications, Inc.*                                                                      184,260
             8,600      Ault, Inc.*                                                                                        46,612
            41,000      Bell Microproducts, Inc.*                                                                         422,300
            19,900      Ceradyne, Inc.*                                                                                   161,190
            10,000      Data Research Associates, Inc.                                                                    104,000
            22,000      Dataram Corp.*                                                                                    217,800
            19,200      Del Global Technologies Corp.*                                                                     24,000
            18,300      Diodes, Inc.*                                                                                     170,190
            42,000      Ennis Business Forms, Inc.                                                                        331,800
             2,250      FRMO Corp.*                                                                                         4,500
            18,900      Integrated Measurement System, Inc.*                                                              398,412
            33,237      Intermagnetics General Corp.*                                                                   1,076,879
            14,100      Interphase Corp.*                                                                                  72,615
            29,000      Metro Information Services, Inc.*                                                                 126,440
            24,400      Ontrack Data International, Inc.*                                                                 140,300
             8,000      Opticnet, Inc.                                                                                         80
             6,400      Penn Engineering & Manufacturing
                           Corp. (voting)                                                                                 112,000
            23,800      Penn Engineering & Manufacturing
                           Corp. (non-voting)                                                                             416,500
            28,000      Powell Industries, Inc.*                                                                          741,440
             8,900      Prophet 21, Inc.*                                                                                  55,358
            59,000      Stoneridge, Inc.*                                                                                 634,250
             8,760      Video Display Corp.*                                                                               46,340
                                                                                                                        5,545,076
TELECOMMUNICATIONS SERVICES-- 1.43%
            61,950      Symmetricom, Inc.*                                                                                888,983

TRANSPORTATION & SERVICES-- 2.69%
            23,000      Amtran, Inc.*                                                                                     593,400
            12,000      International Shipholding Corp.                                                                   114,600
            14,000      Maritrans, Inc.                                                                                   127,960
             9,000      Marten Transport, Ltd.*                                                                           144,000
            13,000      Motor Cargo Industries, Inc.*                                                                     120,250
            15,500      Old Dominion Freight Line, Inc.*                                                                  151,125
            18,100      Pam Transportation Services, Inc.*                                                                168,873
            20,200      Transport Corporation of America, Inc.*                                                           132,310
            17,000      USA Truck, Inc.*                                                                                  120,700
                                                                                                                        1,673,218
UTILITIES-- 10.22%
            27,000      American States Water Co.                                                                         918,000
             4,000      Atrion Corp.*                                                                                      90,040
            17,900      Bangor Hydro-Electric Co.                                                                         475,782
             4,554      California Water Service Group                                                                    116,810
            26,900      Cascade Natural Gas Corp.                                                                         572,970
            12,700      Chesapeake Utilities Corp.                                                                        239,776
            13,000      Connecticut Water Service, Inc.                                                                   460,200
             4,000      Delta Natural Gas Company, Inc.                                                                    78,400
             9,000      Energy South, Inc.                                                                                206,550
             6,000      Florida Public Utilities Co.                                                                      104,160
            13,500      Green Mountain Power Corp.                                                                        215,460
             3,900      Maine Public Service Co.                                                                          112,125
            12,200      Middlesex Water Co.                                                                               415,410
            36,000      NUI Holding Co.                                                                                   830,880
             4,800      SJW Corp.                                                                                         410,400
            17,200      South Jersey Industries, Inc.                                                                     535,780
            19,548      Southwest Water Co.                                                                               284,423
            11,476      Unitil Corp.                                                                                      284,031
                                                                                                                        6,351,197

TOTAL COMMON STOCKS                                                                                                    58,414,496
(Cost $46,694,971)

TOTAL INVESTMENTS-- 93.97%                                                                                             58,414,496
(Cost $46,694,971)

Other assets less liabilities-- 6.03%                                                                                   3,747,785

TOTAL NET ASSETS-- 100.00%                                                                                          $  62,162,281

For federal income tax purposes the identified cost of investments owned at June 30, 2001, was $46,973,549.

Net unrealized appreciation for federal income tax purposes was $11,440,947, which is comprised of unrealized appreciation of $15,250,160 and unrealized depreciation of $3,809,213.

*Non-income producing security

See accompanying Notes to Financial Statements.

Babson Value Fund

The long-anticipated return of value, or "old economy" stocks, began in March of
2000 and has intensified for more than a year as the NASDAQ Composite Index plunged from an all-time high of 5048.62 on March 10 to just over 2000 as of
June 30, 2001. Investors, frustrated and confused by disappointing earnings reports and reduced growth forecasts from technology companies, were driven to find a safer haven, returning to "old economy" value stocks in droves.

As the second quarter drew to a close, value investing, and the Babson Value
Fund in particular, accelerated outperformance vs. growth stocks and broad market benchmarks as a whole. Through the first six months of 2001, the Babson
Value Fund outperformed the unmanaged Russell 1000 Value Index by 4.57 percentage points. A defensive posture positioning the Fund squarely in deep value has allowed us to capture much of the upside in the Fund's immediate investable universe. The major contributors to the Fund's outperformance have been the success of our overweighted holdings in the basic materials, health care, and consumer staples sectors and the superior performance of our holdings in the technology sector. Additionally, the largest positions in the Portfolio continued to be among our best performers.

We feel that strong sector weights, either over or underweighted, puts too much emphasis on economic guesswork rather than on capable stock selection. Our view of sectors is, and will continue to be, relatively neutral. The Fund's sector weightings generally will not stray too far from the benchmark's, with true overweights being driven by the purchases of well-researched value stocks.

Looking forward, the question is whether the general weakness in industrial
America and the extreme weakness in the technology sector will spill over to consumer spending. If the answer is no, the economy will work its way through the end of the present credit crunch and inventory correction; it will continue to grow again at a reasonable pace; and higher stock prices are likely to follow. If, on the other hand, the consumer sector of the economy catches the flu, all bets for a near-term resumption of acceptable economic growth are off and we are in for an extended period of stock market lethargy. Currently, we believe the glass is half full. We expect the Fed to continue to monitor rates and inflation to remain under control, but would have concerns regarding persistent high-energy costs and/or rising unemployment going into the fall or winter months.

While we are maintaining a consistent approach to uncovering valuations, investing in companies with strong upside and monitoring investments, we continue to be vigilant in our efforts to preserve investor value. While this has also been true in years past, we believe economic conditions make it more critical now than ever.

Portfolio additions for the six month period are as follows:

Astoria Financial -- savings and loan

Delta Airlines -- airlines

Eastman Kodak-- imaging products and systems

Everest RE Group -- property/casualty reinsurance

H.J. Heinz-- food producer

Kellogg -- food producer

Phoenix Companies-- insurance and asset management

Chase Manhattan merged with J.P. Morgan to become J.P. Morgan Chase.

The following positions were liquidated during the previous six months:
Millennium Chemicals, because of weakening fundamentals and high valuation,
Raytheon, an impaired balance sheet, Sears, Roebuck & Co., concern about their retailing strategy and USX-Marathon Group, limited exploration ability.
Fund Composition

Top Ten Holdings:                                              % of Total
Student Loan Corp.                                                 3.58%
Tenet Healthcare Corp.                                             3.49
Allstate Corp.                                                     3.40
Diageo PLC, ADR                                                    3.31
Harcourt General, Inc.                                             3.15
Citigroup, Inc.                                                    3.14
UnitedHealth Group, Inc.                                           3.06
Wells Fargo & Co.                                              3.00
USA Education, Inc.                                                2.98
Sempra Energy Corp.                                                2.97
Total                                                             32.08%

Total Securities in Portfolio                                        44

As of June 30, 2001, schedule of investments. Subject to change.

CHART - Babson Value Fund
Versus S&P 500 and
S&P Barra Large Cap Value

Babson Value Fund's average annual compounded total returns for one, five and ten year periods as of June 30, 2001, were 20.30%, 11.11% and 14.36%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Schedule of Investments

June 30, 2001

BABSON VALUE FUND

SHARES                  COMPANY                                                                                      MARKET VALUE

COMMON STOCKS-- 97.01%
BASIC MATERIALS-- 9.66%
           239,000      duPont (E.I.) deNemours & Co.                                                 $            11,529,360
           200,100      Potlatch Corp.                                                                                  6,885,441
            55,400      Martin Marietta Materials, Inc.                                                                 2,741,746
           352,000      USX-U.S. Steel Group                                                                            7,092,800
           264,500      Weyerhaeuser Co.                                                                               14,539,565
           102,900      Willamette Industries, Inc.                                                                     5,093,550
                                                                                                                       47,882,462
CAPITAL GOODS-- 9.05%
           256,800      Boeing Co.                                                                                     14,278,080
           202,100      Hanson PLC, ADR                                                                                 7,528,225
           320,772      Lockheed Martin Corp.                                                                          11,884,603
           293,900      Rockwell International Corp.                                                                   11,203,468
                                                                                                                       44,894,376
CONSUMER CYCLICAL-- 11.78%
           232,200      Eastman Kodak Co.                                                                              10,839,096
           116,100      General Motors Corp.                                                                            7,471,035
           268,700      Harcourt General, Inc.                                                                         15,635,653
           741,600      Limited, Inc.                                                                                  12,251,232
           452,000      McDonald's Corp.                                                                               12,231,120
                                                                                                                       58,428,136
CONSUMER STAPLES-- 12.44%
           398,700      Albertson's, Inc.                                                                              11,957,013
           373,400      Diageo PLC, ADR                                                                                16,410,930
           333,500      Fortune Brands, Inc.                                                                           12,793,060
           273,100      H.J. Heinz Co.                                                                                 11,167,059
           322,700      Kellogg Co.                                                                                     9,358,300
                                                                                                                       61,686,362
ENERGY -- 5.40%
           275,732      British Petroleum PLC                                                                          13,745,240
           223,500      Royal Dutch Petroleum Co.                                                                      13,023,345
                                                                                                                       26,768,585
FINANCIAL-- 27.42%
           383,050      Allstate Corp.                                                                                 16,850,370
           314,700      American Express Co.                                                                           12,210,360
           141,100      Astoria Financial Corp.                                                                         8,178,156
           294,666      CitiGroup, Inc.                                                                                15,570,151
           159,000      Everest Re Group Ltd.                                                                          11,893,200
           273,000      JP Morgan Chase & Co.                                                                      12,175,800
           260,600      National City Corp.                                                                             8,021,268
           254,400      Student Loan Corp.                                                                             17,744,400
           196,700      The Phoenix Companies, Inc.*                                                                    3,658,620
           202,400      USA Education, Inc.                                                                            14,775,200
           320,430      Wells Fargo & Co.                                                                          14,877,565
                                                                                                                      135,955,090
HEALTH CARE-- 6.55%
           335,657      Tenet Healthcare Corp.*                                                                        17,316,545
           245,310      UnitedHealth Group Inc.                                                                        15,147,892
                                                                                                                       32,464,437
TECHNOLOGY-- 3.98%
           216,000      Apple Computer, Inc.*                                                                           5,186,160
           128,700      International Business Machines Corp.                                                          14,543,100
                                                                                                                       19,729,260
TRANSPORTATION-- 5.87%
           153,200      Burlington Northern Santa Fe Corp.                                                              4,622,044
           197,900      Delta Air Lines, Inc.                                                                           8,723,432
           164,707      KLM Royal Dutch Airlines*                                                                       2,907,079
           163,600      Sabre Holdings Corp.*                                                                           8,180,000
            84,900      Union Pacific Corp.                                                                             4,661,859
                                                                                                                       29,094,414
UTILITIES-- 2.83%
           359,560      Duke Energy Corp.                                                                              14,026,435
           538,300      Sempra Energy Corp.                                                                            14,717,122
                                                                                                                       28,743,557
TOTAL COMMON STOCKS                                                                                                   485,646,679
(Cost $297,819,420)

FACE AMOUNT             DESCRIPTION                                                                                  MARKET VALUE

REPURCHASE AGREEMENT-- 1.50%
$        7,450,000      UMB Bank, n.a.,
                           3.41%, due July 2, 2001
                           (Collateralized by Federal Home
                           Loan Mortgage Corporation
                           Discount Notes, due July 6, 2001
                           with a value of $7,599,558)                                                                  7,450,000
(Cost $7,450,000)

TOTAL INVESTMENTS-- 99.45%                                                                                            493,096,679
(Cost $305,269,420)

Other assets less liabilities-- 0.55%                                                                                   2,720,315

TOTAL NET ASSETS-- 100.00%                                                                                         $  495,816,994

For federal income tax purposes, the identified cost of investments owned at June 30, 2001, was $310,832,134.

Net unrealized appreciation for federal income tax purposes was $182,264,545, which is comprised of unrealized appreciation of $191,863,917 and unrealized depreciation of $9,599,372.

*Non-income producing security

See accompanying Notes to Financial Statements.

Babson-Stewart Ivory International Fund

As recent economic data have raised hopes that the slowdown in the U.S. is moderating, the world picture has become gloomier. Japan has moved into a recession and European growth is faltering. This suggests that the journey back to steady economic growth in the world may be a long one. However, inflation is still in check with only the European Union showing a rising tendency and this is likely to turn around soon.

Comparisons against the unmanaged Morgan Stanley Capital International (MSCI)
EAFE and other indices are as follows:

Investment Results -- Total Return

                                                    Periods Ended 6/30/01
                                       Second Quarter            Previous Twelve
                                             2001                     Months
Babson-Stewart Ivory Intl Fund             -5.12%                   -30.97%
MSCI EAFE* Index**                         -1.24%                   -23.63%
MSCI World Index**                          2.61%                   -20.14%
S&P 500 Index**                         5.85%                   -14.83%
Lipper International Funds
    (avg. funds 782 and
    716, respectively)                      0.02%                   -24.02%

 *Europe, Australia, Far East
**unmanaged

The sell-off in growth stocks continued as the impact of economic slowdown began to feed through to corporate profitability. In nervous market conditions such as these, stocks and sectors which are perceived to be vulnerable are treated indiscriminately. Cyclical stocks benefited from falling interest rates, but the
Portfolio has little exposure to these areas. As growth stock investors, we remain committed to well-financed companies that are capable of delivering sustainable earnings increases.

Currency movements had a negative impact during the quarter, with the euro down
3.2% and the British pound down 0.1% against the dollar. The Japanese yen was up
1.3% against the dollar.

Business investment in the UK (particularly in the services sector) recorded its biggest fall for 16 years in the first quarter of 2001. The extent of the fall has dented what might otherwise have been encouraging GNP figures. On the other hand, consumer confidence is still buoyant and the housing market has held up well.

Any hope that Europe could withstand the effects of the U.S. slowdown have now evaporated. German economic data has been dismal for some months and now French consumers are beginning to tighten the purse strings. Meanwhile, industrial production continues to slip throughout the region but the European Central Bank remains reluctant to cut interest rates.

Japan is now back in recession. Despite zero interest rates, bank lending is falling off, construction orders have virtually vanished and deflation is again in evidence.

Although the world economy lacks sparkle, some leading indicators are encouraging. Also, inflation remains in check so central banks have scope to cut interest rates further. We believe this suggests that equities have limited downside risk. We will continue to seek out companies with assured earnings streams and strong balance sheets, coupled with management that can translate these into long-term profit growth.

New holdings were added in the UK: Royal Bank of Scotland (finance), Shire
(pharmaceuticals), Standard Chartered (bank) and Taylor Nelson (media), respresenting a switch out of Bank of Scotland, GlaxoSmithKline Beecham and
Lloyds TSB. In Europe we added Bank Sarasin (banking -- Switzerland), Kaba
(security -- Switzerland), STMicroelectronics (semiconductors -- France) and
Technip (oil services -- France). In Japan we added holdings in Fast Retailing
(general retail), Konami (software and computer services) Mitsui OSK Lines
(transport), NTT Docomo (telecoms), Rohm (IT hardware), Tokyo Electric Power
(electricity), Toyota (automobiles), switching out of Credit Saison, Daihatsu
Motor, Disco, Hosiden, Hoya, Marui, Murata, Nippon Comsys, Nomura Securities,
Omron, Secom and Terumo.

Other complete disposals were made in ISS (Denmark), Sonera (Finland), SCM
Microsystems (Germany), Buhrmann (Netherlands), Philips Electronics
(Netherlands), L.M.Ericsson (Sweden), ABB (Switzerland) and Vontobel
(Switzerland).

Fund Diversification
                                                               % of Total
Basic Materials                                                     1.1%
Capital Goods                                                      12.1
Consumer Cyclical                                                  20.6
Health Care                                                        17.3
Energy                                                              4.1
Financial                                                          15.1
Technology                                                         22.7
Utilities                                                           3.7
Cash & Equivalents                                              3.3

As of June 30, 2001, schedule of investments. Subject to change.

CHART - Babson-Stewart Ivory International Fund
Versus Morgan Stanley Capital International EAFE Index

Babson-Stewart Ivory International Fund's average annual compounded total returns for one, five and ten year periods as of June 30, 2001, were -30.97%,
0.55% and 6.43%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance.
Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Schedule of Investments

June 30, 2001

BABSON-STEWART IVORY INTERNATIONAL FUND

SHARES                  COMPANY                                                                                      MARKET VALUE

COMMON STOCKS-- 96.72%
AUSTRALIA-- 1.08%
           103,255      Broken Hill Proprietary
                           (Resources)                                                                    $               554,254

BELGIUM-- 2.08%
            22,000      Colruyt*
                           (Food retailer)                                                                                743,891
            20,000      Dexia*
                           (Banking)                                                                                      317,624
                                                                                                                        1,061,515
BRAZIL -- 0.99%
            33,000      Tele Norte Leste
                           (Telecoms)                                                                                     503,580

FINLAND-- 1.55%
            35,000      Nokia*
                           (Telecom equipment)                                                                            794,018

FRANCE-- 13.89%
            34,664      AXA-UAP
                           (Insurance, financial services)                                                                988,502
            15,750      Dexia*
                           (Banking)                                                                                      248,527
             3,500      Essilor
                           (Eyeglass lenses)                                                                            1,002,533
            15,000      L'Oreal
                           (Cosmetics)                                                                                    969,271
             7,000      Pinault-Printemps-Redoute*
                           (Specialty retailing)                                                                        1,014,397
            27,550      STMicroelectronics*
                           (Semiconductors)                                                                               957,237
             3,650      Technip
                           (Oil services)                                                                                 512,232
            10,000      Total*
                           (Oil major)                                                                                  1,401,682
                                                                                                                        7,094,381
GERMANY -- 5.62%
             4,000      Ergo
                           (Insurance)                                                                                    588,639
            13,000      Fresenius
                           (Pharmaceuticals, medical equipment)                                                         1,233,336
            20,000      Schering
                           (Pharmaceuticals)                                                                            1,050,838
                                                                                                                        2,872,813
HONG KONG-- 6.19%
           420,000      Asia Satellite
                           (Satellite operator)                                                                           726,942
           720,000      China Resources Enterprise*
                           (Conglomerate)                                                                               1,213,877
           569,000      HK & China Gas*
                           (Gas utility)                                                                                  718,563
           700,000      Swire Pacific Cl. B
                           (Trading, airlines, real estate)                                                               502,577
                                                                                                                        3,161,959
IRELAND -- 1.58%
            70,000      Kerry Group
                           (Food manufacturer)                                                                            807,773

ITALY -- 4.01%
            80,000      Class Editore*
                           (Newspaper publishing)                                                                         447,453
           100,000      Luxottica
                           (Eyeglass frames)                                                                            1,600,000
                                                                                                                        2,047,453
JAPAN -- 18.38%
             4,200      Fast Retailing
                           (General retail)                                                                               730,816
            17,000      Fuji Photo
                           (Film)                                                                                         733,381
            79,000      Japan Airport Terminal
                           (Airport operator)                                                                             747,494
            14,000      Konami
                           (Software and computer services)                                                               638,762
           300,000      Mitsui OSK Lines
                           (Marine transportation)                                                                        880,443
            50,000      NEC*
                           (Integrated electronics)                                                                       675,567
               107      Nippon Telegraph & Telephone*
                           (Telecoms)                                                                                     557,694
                44      NTT Docomo*
                           (Telecoms)                                                                                     765,616
             3,500      Rohm
                           (Semiconductors)                                                                               543,902
             9,900      Sony*
                           (Consumer electronics)                                                                         650,950
            16,000      Takeda
                           (Pharmaceuticals, chemicals)                                                                   744,126
            18,000      Tokyo Electric Power
                           (Electric utility)                                                                             466,202
            35,700      Toyota
                           (Automobiles)                                                                                1,256,699
                                                                                                                        9,391,652
LUXEMBOURG-- 1.67%
             6,500      SES Astra
                           (Satellite broadcasting)                                                                       853,806

MEXICO -- 1.48%
            13,500      America Movil*
                           (Cellular telecom)                                                                             281,610
            13,500      Telefonos de Mexico*
                           (Telecom)                                                                                      473,715
                                                                                                                          755,325
NETHERLANDS-- 3.45%
            15,000      ING Groep*
                           (Financial services)                                                                           981,347
            23,000      VNU*
                           (Publishing)                                                                                   779,654
                                                                                                                        1,761,001
PORTUGAL -- 1.84%
           132,250      Portugal Telecom*
                           (Telecom utility)                                                                              923,500
           132,250      Portugal Telecom*
            rights         (Telecom utility)                                                                               17,932
                                                                                                                          941,432
SPAIN-- 3.11%
            66,666      BBVA*
                           (Banking)                                                                                      863,260
            58,683      Telefonica*
                           (Telephone utility)                                                                            724,082
                                                                                                                        1,587,342
SWEDEN -- 4.88%
            30,000      Modern Times*
                           (Broadcasting, media)                                                                          675,986
           150,000      Nordea*
                           (Banking)                                                                                      855,330
            55,000      Securitas*
                           (Security/cleaning services)                                                                   963,625
                                                                                                                        2,494,941
SWITZERLAND-- 3.98%
               285      Bank Sarasin*
                           (Banking)                                                                                      674,228
             3,200      Kaba
                           (Security)                                                                                     632,341
            20,000      Novartis*
                           (Pharmaceuticals and chemicals)                                                                724,186
                                                                                                                        2,030,755
UNITED KINGDOM-- 20.94%
            46,344      Amvescap
                           (Finance)                                                                                      806,038
            11,000      AstraZeneca
                           (Pharmaceuticals)                                                                              513,227
           106,000      Capita Group
                           (Facilities management)                                                                        690,419
           207,000      Centrica*
                           (Utility)                                                                                      662,475
            69,000      Electrocomponents
                           (Electronics)                                                                                  522,789
           186,000      Energis*
                           (Telecoms)                                                                                     494,419
            44,000      Logica*
                           (Computer software)                                                                            534,760
           268,000      Morrison Supermarkets
                           (Supermarkets)                                                                                 802,970
            37,000      Pearson*
                           (Media)                                                                                        610,695
            33,000      Royal Bank of Scotland*
                           (Banking)                                                                                      728,246
           177,000      Sage*
                           (Accounting software services)                                                                 633,143
            88,000      Shell*
                           (Oil major)                                                                                    732,429
            39,000      Shire*
                           (Pharmaceuticals)                                                                              710,713
            87,029      Spirent
                           (Electric components)                                                                          270,864
            55,000      Standard Chartered*
                           (Banking)                                                                                      705,629
           188,000      Taylor Nelson Sofres
                           (Advertising services)                                                                         541,435
           332,000      Vodafone AirTouch
                           (Cellular telephone network)                                                                   736,400
                                                                                                                       10,696,651

TOTAL COMMON STOCKS                                                                                                    49,410,651
(Cost $50,150,538)

TOTAL INVESTMENTS-- 96.72%                                                                                             49,410,651
(Cost $50,150,538)

Other assets less liabilities-- 3.28%                                                                                   1,677,451

TOTAL NET ASSETS-- 100.00%                                                                                          $  51,088,102

For federal income tax purposes, the identified cost of investments owned at June 30, 2001, was $50,226,798.

Net unrealized depreciation for federal income tax purposes was $816,147 which is comprised of unrealized appreciation of $5,452,639 and unrealized depreciation of $6,268,786.

*Non-income producing security

See accompanying Notes to Financial Statements.

Babson Bond Trust

The Portfolios continued their positive performance for the first half of 2001.
Portfolio L was right in line with its benchmark, returning 3.64% (price change and reinvested distributions), beating the Lehman Brothers Aggregate Index return of 3.60%. Portfolio S returned 3.16%, underperforming the Lehman Brothers
Intermediate Gov't./Credit Index at 4.09%.

The Portfolios benefited from their overweighting in corporate bonds, as high-grade corporates posted two strong quarters after investor confidence encouraged buyers. Most of our corporate holdings have held up very well given the rapid slowdown in economic activity. We have been selectively adding to this sector in light of historically attractive valuations. Our overweighting in asset backed securities and underweighting in mortgage backed securities also helped performance.

Portfolio L and S carry on their long-standing strategy of being neutral to the market with respect to interest rate risk, but overweighted corporate bonds. We are also neutral to the shape of the curve, which was important during this period in light of the significant steepening of the yield curve. We only focus on high-quality bonds -- the Portfolios are not allowed to purchase below investment grade securities (no high-yield or junk bonds). Despite strong performance year-to-date, we continued to add to our corporate bond sector exposure. In light of historically attractive valuations, we remain convinced that current valuations of corporate bonds represent excellent long-term value for patient investors. We continue to look at improving the diversification of the Portfolios within the corporate sector -- reducing exposure to individual names as a risk control measure. A concern has been our exposure to Comdisco which has cost the Portfolios approximately 50 basis points of return this year
-- all of which will be recovered assuming the bonds are paid off in November.

We continue to believe that the story we have outlined since last fall is, in fact, playing out as described. Rapidly slowing growth and low inflation has lead to an aggressive shift by the Federal Reserve to a policy of monetary ease.
Lower rates, the outlook for better business conditions ahead and improving confidence should keep the market's bias toward tighter spreads in place. On the other hand, the economy and corporate America are not out of the woods just yet.
It is not inconceivable, despite Federal Reserve actions to date, that domestic growth could remain weak. If the economy deteriorates, companies with strong fundamentals should be the ones to weather the storm and potentially outperform.

Currently, the average maturity is 5.3 years for Portfolio S and 7.4 years for
Portfolio L, after taking into consideration bonds trading to their call dates and average life assumptions for mortgage and asset-backed securities.

Quality Ratings

                                                               Portfolio L
Aaa                                                                49.8%
Aa                                                                  5.9
A                                                                  22.3
Baa                                                                22.0
Total                                                             100.0%
Source: Moody's

Babson Bond Trust - Portfolio L
Versus Lehman Brothers
Aggregate Bond Index

Average annual compounded total returns for one, five and ten year periods as of
June 30, 2001, were 10.45%, 6.59% and 7.36%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Quality Ratings

                                                               Portfolio S
Aaa                                                                54.9%
Aa                                                                  7.7
A                                                                  19.9
Baa                                                                17.5
Total                                                             100.0%
Source: Moody's

Chart - Babson Bond Trust - Portfolio S
Versus Lehman Brothers
Intermediate Gov't./Credit Index

Average annual compounded total returns for one, five and ten year periods as of
June 30, 2001, were 9.85%, 6.44% and 6.81%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Schedule Of Investments

June 30, 2001

Babson Bond Trust - Portfolio L
                                                                                                   PRINCIPAL            MARKET
DESCRIPTION                                                                                         AMOUNT               VALUE

CORPORATE BONDS-- 49.61%
BANKS AND FINANCE-- 14.38%
Associates Corporation North America,
   5.80%, due April 20, 2004                                                               $        1,000,000    $      1,008,990
Boeing Capital Corp.,
   7.10%, due September 27, 2005                                                                      535,000             560,782
Countrywide Home Loan, 5.25%, due June 15, 2004                                                       445,000             440,999
Ford Motor Credit, 7.60%, due August 1, 2005                                                        1,545,000           1,621,508
Ford Motor Company, 7.45%, due July 16, 2031                                                          330,000             317,107
GMAC, 7.75%, due January 19, 2010                                                                   2,415,000           2,540,242
Hellenic Republic, 6.95%, due March 4, 2008                                                         1,300,000           1,336,439
Heller Financial, 6.40%, due January 15, 2003                                                         500,000             509,910
Interpublic Group Co.,
   7.875%, due October 15, 2005                                                                       550,000             572,677
Kimco Realty Corp., 7.86%, due November 1, 2007                                                       500,000             528,298
Southern Investments UK PLC,
   6.375%, due November 15, 2001                                                                    1,300,000           1,301,183
SunTrust Banks, Inc.,
   6.00%, due February 15, 2026                                                                     2,200,000           2,182,840
Unilever Capital Corp.,
   6.75%, due November 1, 2003                                                                        550,000             568,634
Wells Fargo, 6.125%, due February 15, 2006                                                            500,000             501,550
                                                                                                   13,670,000          13,991,159
COMMUNICATIONS-- 7.77%
AOL Time Warner, 7.625%, due April 15, 2031                                                         1,000,000           1,006,802
BellSouth Savings & Employee Stock Ownership Trust,
   9.19%, due July 1, 2003                                                                            526,226             552,495
Comcast Cable Communications,
   6.375%, due January 30, 2006                                                                       505,000             508,806
Cox Communications, Inc.,
   7.75%, due November 1, 2010                                                                        600,000             628,488
Nortel Network, 6.125%, due February 15, 2006                                                         525,000             449,568
Qwest Communications, 7.50%, due November 1, 2008                                                   1,000,000           1,013,920
Tele Communications, Inc.,
   8.75%, due February 15, 2023                                                                     1,000,000           1,017,620
Telefonica Europe, 7.35%, due September 15, 2005                                                      575,000             596,982
United Technology Corp., 6.35%, due March 1, 2011                                                     510,000             505,170
WorldCom, Inc., 8.00%, due May 15, 2006                                                             1,300,000           1,278,601
                                                                                                    7,541,226           7,558,452
DIVERSIFIED-- 10.08%
Albertson's, Inc., 7.50%, due February 15, 2011                                                     1,000,000           1,012,340
Anheuser-Busch Company, Inc.,
   6.00%, due April 15, 2011                                                                          500,000             491,875
Continental Airlines, 7.256%, due March 15, 2020                                                      758,605             768,141
Continental Airlines, 8.048%, due November 1, 2020                                                    778,060             830,050
Daimler-Chrysler, 6.40%, due May 15, 2006                                                             500,000             496,025
Enterprise Products, 7.50%, due February 1, 2011                                                      495,000             493,322
Fred Meyer Inc., 7.45, due March 1, 2008                                                              450,000             467,760
Ingersoll-Rand, 5.75%, due February 14, 2003                                                          490,000             494,258
International Business Machines Corp.,
   6.22%, due August 1, 2027                                                                        1,500,000           1,527,240
Keyspan Corp., 7.25%, due November 15, 2005                                                           450,000             459,967
Norfolk Southern, 7.25%, due February 15, 2031                                                        450,000             435,735
Safeway, Inc., 6.05%, due November 15, 2003                                                           550,000             557,441
Target Corp., 5.50%, due April 1, 2007                                                                405,000             393,298
Visteon Corp., 8.25%, due August 1, 2010                                                              325,000             338,660
Wal-Mart Stores, 6.875%, due August 10, 2009                                                        1,000,000           1,039,159
                                                                                                    9,651,665           9,805,271
INDUSTRIALS-- 12.24%
Airgas, Inc., 7.14%, due March 8, 2004                                                              1,650,000           1,712,915
Avnet, Inc., 8.20%, due October 17, 2003                                                              550,000             557,557
Cardinal Health, Inc.,
   6.00%, due January 15, 2006                                                                      1,000,000           1,006,990
Comdisco, Inc., 6.375%, due November 30, 2001                                                       3,675,000           2,793,000
Dominion Resources, Inc.,
   7.82%, due September 15, 2004                                                                      450,000             471,209
Georgia-Pacific Corp., 9.625%, due March 15, 2022                                                   1,500,000           1,534,575
Oslo Seismic Services, Inc.,
   8.28%, due June 1, 2011                                                                          1,742,873           1,833,328
Petroleum Geo-Services, 7.50%, due March 31, 2007                                                     850,000             834,904
Tosco Corp., 7.25%, due January 1, 2007                                                               625,000             650,800
Tyco International, 6.25%, due June 15, 2003                                                          500,000             506,870
                                                                                                   12,542,873          11,902,148
U.S. DOLLAR DENOMINATED CANADIAN SECURITIES-- 4.17%
Canadian National Railway Co.,
   7.00%, due March 15, 2004                                                                        1,000,000           1,029,370
Newfoundland Province of Canada,
   7.32%, due October 13, 2023                                                                      1,950,000           2,058,069
Ontario Province of Canada,
   5.50%, due October 1, 2008                                                                       1,000,000             971,170
                                                                                                    3,950,000           4,058,609
UTILITIES -- 0.97% Consolidated Edison, Inc.
   6.15%, due July 1, 2008                                                                          1,000,000             946,500

TOTAL CORPORATE BONDS                                                                              48,355,764          48,262,139
(Cost $48,660,631)

ASSET-BACKED BONDS-- 4.33%
California Infrastructure & Economic Development
   Bank Special Purpose Trust
   6.22%, due March 25, 2004                                                                          787,963             793,377
   6.42%, due September 25, 2008                                                                    2,500,000           2,553,900
Conseco Financial, 6.21%, due July 1, 2032                                                            380,000             376,274
MBNA Master Credit Card Trust II,
   5.90%, due August 15, 2011                                                                         500,000             490,330

TOTAL ASSET-BACKED BONDS                                                                            4,167,963           4,213,881
(Cost $4,190,420)

COMMERCIAL MORTGAGE-BACKED BONDS -- 5.96%
CS First Boston Mortgage Securities Corp.,
   6.52%, due July 17, 2007                                                                         1,250,000           1,272,112
JP Morgan Commercial Mortgage Financial Corp.,
   6.507%, due October 15, 2035                                                                     1,500,000           1,500,120
Nomura Asset Securities Corp.,
   6.59%, due March 17, 2028                                                                        3,000,000           3,030,390

TOTAL COMMERCIAL MORTGAGE-BACKED BONDS                                                              5,750,000           5,802,622
(Cost $5,827,213)

U.S. GOVERNMENTAL AGENCY, U.S. GOVERNMENT SECURITIES AND
GOVERNMENT SPONSORED ENTERPRISES-- 36.96%

U.S. GOVERNMENTAL AGENCY-- 12.21%

*Government National Mortgage Association
   7.50%, due March 15, 2007                                                                           59,709              61,909
   7.50%, due July 15, 2007                                                                            88,219              91,768
   8.00%, due October 15, 2007                                                                        145,636             153,053
   8.00%, due November 15, 2009                                                                     1,887,461           1,967,074
   9.50%, due April 15, 2016                                                                           17,364              19,007
   9.50%, due January 15, 2019                                                                         52,958              57,972
   8.00%, due May 15, 2022                                                                            230,424             241,583
   6.50%, due August 15, 2023                                                                          52,006              51,664
   6.50%, due November 15, 2023                                                                        51,937              51,596
   6.50%, due December 15, 2023                                                                        58,248              57,865
   6.50%, due February 15, 2024                                                                        49,038              48,716
   6.50%, due March 15, 2024                                                                          842,791             836,731
   7.00%, due March 15, 2024                                                                        2,408,015           2,441,125
   6.50%, due June 15, 2024                                                                           832,916             826,928
   8.00%, due December 15, 2026                                                                     2,790,159           2,893,897
   7.00%, due December 15, 2029                                                                     1,835,455           1,851,515
Small Business Administration guaranteed
development participation certificates
   9.80%, due July 1, 2008                                                                             83,211              90,777
   10.05%, due August 1, 2008                                                                          42,599              42,945
   10.05%, due April 1, 2009                                                                           93,656              96,234
                                                                                                   11,621,802          11,882,359
U.S. GOVERNMENT SECURITIES-- 6.38%
U.S. Treasury Bonds
   5.625%, due February 15, 2006                                                                      750,000             770,444
   8.125%, due May 15, 2021                                                                         3,500,000           4,397,960
   6.125%, due August 15, 2029                                                                      1,000,000           1,035,780
                                                                                                    5,250,000           6,204,184
*GOVERNMENT SPONSORED ENTERPRISES-- 18.37%
Federal Home Loan Mortgage Corporation
   7.75%, due April 1, 2008                                                                           107,659             110,724
   7.75%, due November 1, 2008                                                                         21,882              22,450
   8.00%, due August 1, 2009                                                                           15,220              15,646
   8.25%, due October 1, 2010                                                                         156,686             162,880
   9.00%, due June 1, 2016                                                                             62,416              66,414
   8.00%, due October 1, 2018                                                                         109,635             113,523
   9.00%, due October 1, 2018                                                                          40,301              42,685
   7.50%, due February 1, 2021                                                                        706,854             727,565
   6.00%, due November 1, 2028                                                                      5,431,525           5,226,105
   7.50%, due February 1, 2030                                                                      1,170,299           1,194,793
   7.50%, due January 1, 2031                                                                       1,824,798           1,862,991
   6.50%, due August 13, 2031                                                                       2,000,000           1,964,380
Federal National Conventional Loan
   7.50%, due September 1, 2029                                                                     1,946,460           1,988,426
   7.00%, due October 1, 2029                                                                         478,843             481,084
   7.00%, due January 1, 2030                                                                          24,856              24,972
   7.00%, due February 1, 2030                                                                        372,857             374,487
   7.00%, due February 1, 2030                                                                         23,043              23,150
   7.00%, due February 1, 2030                                                                        487,928             490,060
   7.00%, due February 1, 2030                                                                        392,967             394,806
   6.00%, due May 1, 2031                                                                             999,059             958,777
Federal National Mortgage Association
   7.00%, due December 1, 2007                                                                        217,063             221,706
   8.25%, due January 1, 2009                                                                          87,152              90,793
   8.00%, due February 1, 2009                                                                         94,411              97,559
   8.50%, due July 1, 2013                                                                             20,185              20,536
   9.50%, due June 25, 2018                                                                            79,567              85,436
   9.25%, due October 1, 2020                                                                          56,731              60,835
   6.50%, due March 1, 2029                                                                         1,067,472           1,051,791
                                                                                                   17,995,869          17,874,574

TOTAL U.S. GOVERNMENTAL AGENCY,
U.S. GOVERNMENT SECURITIES
AND GOVERNMENT SPONSORED ENTERPRISES                                                               34,867,671          35,961,117
(Cost $35,694,978)

REPURCHASE AGREEMENT-- 4.50%
UMB Bank, n.a., 3.41%, due July 2, 2001
   (Collateralized by Federal Home Loan Mortgage
   Corporation Discount Notes, due July 6, 2001
   with a value of $4,462,804)                                                                      4,375,000           4,375,000
(Cost $4,375,000)

TOTAL INVESTMENTS-- 101.36%                                                                                            98,614,759
(Cost $98,748,242)

Other assets less liabilities-- (1.36%)                                                                               (1,324,587)

TOTAL NET ASSETS-- 100.00%                                                                                           $ 97,290,172

The identified cost of investments owned at June 30, 2001, was the same for financial statement and federal income tax purposes.

Net unrealized depreciation for federal income tax purposes was $133,483, which is comprised of unrealized appreciation of $1,560,576 and unrealized depreciation of $1,694,059.

*Mortgage-backed securities

See accompanying Notes to Financial Statements.

Schedule Of Investments

June 30, 2001

Babson Bond Trust - Portfolio S
                                                                                                   PRINCIPAL            MARKET
DESCRIPTION                                                                                         AMOUNT               VALUE

CORPORATE BONDS-- 46.83%
BANKS AND FINANCE-- 13.96%
Associates Corporation North America,
   5.80%, due April 20, 2004                                                               $          500,000    $        504,495
Boeing Capital Corp.,
   7.10%, due September 27, 2005                                                                      165,000             172,951
Countrywide Home Loan, 5.25%, due June 15, 2004                                                       140,000             138,741
Ford Motor Credit Co., 7.875%, due June 15, 2010                                                      200,000             209,732
GMAC, 7.75%, due January 19, 2010                                                                     700,000             736,302
Heller Financial, 6.40%, due January 15, 2003                                                         155,000             158,072
Hellenic Republic, 6.95%, due March 4, 2008                                                           375,000             385,511
Household Financial Corp.,
   6.50%, due January 24, 2006                                                                        150,000             152,495
Interpublic Group Co.,
   7.875%, due October 15, 2005                                                                       175,000             182,215
Kimco Realty Corp., 7.86%, due November 1, 2007                                                       150,000             158,489
Southern Investments UK PLC,
   6.375%, due November 15, 2001                                                                      300,000             300,273
Sprint Capital Corp.,
   7.125%, due January 30, 2006                                                                       110,000             110,756
SunTrust Banks, Inc.,
   6.00%, due February 15, 2026                                                                       700,000             694,540
Unilever Capital Corp.,
   6.75%, due November 1, 2003                                                                        175,000             180,929
Wells Fargo Financial,
   6.125%, due February 15, 2006                                                                      150,000             150,465
                                                                                                    4,145,000           4,235,966
COMMUNICATIONS-- 7.75%
AOL Time Warner, 7.625%, due April 15, 2031                                                           300,000             302,041
BellSouth Savings & Employee Stock Ownership Trust,
   9.19%, due July 1, 2003                                                                            381,575             400,623
Comcast Cable Communications,
   6.375%, due January 30, 2006                                                                       155,000             156,168
Cox Communication, 7.75%, due November 1, 2010                                                        150,000             157,122
Nortel Network, 6.125%, due February 15, 2006                                                         160,000             137,011
Quest Communications, 7.50%, due November 1, 2008                                                     300,000             304,176
Telefonica Europe, 7.35%, due September 15, 2005                                                      150,000             155,734
United Technology Corp., 6.35%, due March 1, 2011                                                     170,000             168,390
WorldCom, Inc., 8.00%, due May 15, 2006                                                               550,000             572,187
                                                                                                    2,316,575           2,353,452
DIVERSIFIED -- 8.24%
Anheuser-Busch Company, Inc., 6.00%, due April 15, 2011                                               155,000             152,481
Continental Airlines, 7.256%, due March 15, 2020                                                      222,840             225,641
Continental Airlines, 8.048%, due November 1, 2020                                                    228,555             243,827
Daimler-Chrysler, 6.40%, due May 15, 2006                                                             155,000             153,768
Enterprise Products, 7.50%, due February 1, 2011                                                      155,000             154,475
Fred Meyer, Inc., 7.45%, due March 1, 2008                                                            150,000             155,920
Ingersoll-Rand, 5.75%, due February 14, 2003                                                          155,000             156,347
International Business Machines Corp.,
   6.22%, due August 1, 2027                                                                          200,000             203,632
Masco Corp., 6.75%, due March 15, 2006                                                                155,000             156,558
Safeway, Inc., 6.05%, due November 15, 2003                                                           150,000             152,030
Target Corp., 5.50%, due April 1, 2007                                                                135,000             131,099
Tyco International, 6.25%, due June 15, 2003                                                          150,000             152,061
Visteon Corp., 8.25%, due August 1, 2010                                                              100,000             104,203
Wal-Mart Stores, 6.875%, due August 10, 2009                                                          345,000             358,510
                                                                                                    2,456,395           2,500,552
INDUSTRIALS-- 12.03%
Airgas, Inc., 7.14%, due March 8, 2004                                                                550,000             570,972
Atmos Energy Corp., 7.375%, due May 15, 2011                                                          150,000             152,159
Avnet, Inc., 8.20%, due October 17, 2003                                                              175,000             177,405
Comdisco, Inc., 6.375%, due November 30, 2001                                                       1,000,000             760,000
Cytec Industries, Inc., 6.75%, due March 15, 2008                                                     125,000             116,655
Dominion Resource, 7.82%, due September 15, 2004                                                      150,000             157,070
Duke Energy Field Services,
   7.875%, due August 16, 2010                                                                        155,000             162,423
Ecolab, Inc., 6.875%, due February 1, 2011                                                            140,000             135,951
Georgia-Pacific Corp., 9.125%, due July 1, 2022                                                       375,000             362,621
Oslo Seismic Services, Inc.,
   8.28%, due June 1, 2011                                                                            435,718             458,332
Petroleum Geo-Services, 7.50%, due March 31, 2007                                                     250,000             245,560
Progress Energy, Inc., 6.55%, due March 1, 2004                                                        90,000              91,735
Sunoco, Inc., 6.75%, due April 1, 2011                                                                 80,000              78,158
Tosco Corp., 7.25%, due January 1, 2007                                                               175,000             182,224
                                                                                                    3,850,718           3,651,265
U.S. DOLLAR DENOMINATED CANADIAN SECURITIES-- 3.13%
Canadian National Railway Co.,
   7.00%, due March 15, 2004                                                                          500,000             514,685
Ontario Province of Canada,
   5.50%, due October 1, 2008                                                                         450,000             437,027
                                                                                                      950,000             951,712
UTILITIES -- 1.72%
Consolidated Edison, Inc., 6.15%, due October 1, 2008                                                 400,000             378,600
Keyspan Gas East, 6.90%, due January 15, 2008                                                         140,000             143,101
                                                                                                      540,000             521,701
TOTAL CORPORATE BONDS                                                                              14,258,688          14,214,648
(Cost $14,279,066)

ASSET-BACKED BONDS-- 2.13%
California Infrastructure & Economic Development
Bank Special Purpose Trust
   6.22%, due March 25, 2004                                                                          236,389             238,013
   6.42%, due September 25, 2008                                                                      150,000             153,234
Conseco Financial Securities,
   6.21%, due July 1, 2032                                                                            110,000             108,921
MBNA Master Credit Card Trust II,
   5.90%, due August 15, 2011                                                                         150,000             147,099

TOTAL ASSET-BACKED BONDS                                                                              646,389             647,267
(Cost $640,131)

COMMERCIAL MORTGAGE-BACKED BONDS -- 4.83%
CS First Boston Mortgage Securities Corp.,
   6.52%, due July 17, 2007                                                                           400,000             407,076
JP Morgan Commercial Mortgage Financial Corp.,
   6.507%, due October 15, 2035                                                                       250,000             250,020
Nomura Asset Securities Corp.,
   6.59%, due March 17, 2028                                                                          800,000             808,104

TOTAL COMMERCIAL MORTGAGE-BACKED BONDS                                                              1,450,000           1,465,200
(Cost $1,470,133)

U.S. GOVERNMENTAL AGENCY, U.S. GOVERNMENT SECURITIES AND
GOVERNMENT SPONSORED ENTERPRISES-- 39.74%
U.S. GOVERNMENTAL AGENCY-- 13.37%
*Government National Mortgage Association
   8.00%, due October 15, 2007                                                                         10,559              11,096
   8.00%, due November 15, 2009                                                                       338,716             353,003
   7.50%, due October 15, 2011                                                                         20,329              21,059
   7.50%, due October 15, 2011                                                                        191,736             198,626
   7.50%, due November 15, 2011                                                                       252,947             262,035
   9.50%, due September 15, 2019                                                                       11,015              12,058
   8.00%, due December 15, 2022                                                                       148,161             155,337
   6.50%, due September 15, 2023                                                                      375,901             373,431
   6.50%, due December 15, 2023                                                                       199,578             198,267
   7.00%, due May 15, 2024                                                                            458,761             465,069
8.00%, due November 15, 2026                                                                          261,709             271,440
   7.00%, due December 15, 2029                                                                     1,707,399           1,722,339
Small Business Administration guaranteed
development participation certificates
   9.80%, due July 1, 2008                                                                             13,869              15,130
                                                                                                    3,990,680           4,058,890
U.S. GOVERNMENT SECURITIES-- 10.73%
U.S. Treasury Bonds
   4.625%, due February 28, 2003                                                                      500,000             503,205
   11.125%, due August 15, 2003                                                                       700,000             793,408
   7.25%, due August 15, 2004                                                                         600,000             644,064
U.S. Treasury Notes
   6.25%, due June 30, 2002                                                                           500,000             511,521
   5.50%, due May 15, 2009                                                                            150,000             161,016
   5.625%, due February 15, 2006                                                                      625,000             642,037
                                                                                                    3,075,000           3,255,251
*GOVERNMENT SPONSORED ENTERPRISES-- 15.64%
Federal Home Loan Mortgage Corporation
   8.25%, due July 1, 2008                                                                              7,296               7,466
   8.00%, due January 1, 2012                                                                         275,965             286,570
   9.00%, due June 1, 2016                                                                             50,413              53,642
   8.00%, due May 1, 2017                                                                              38,826              40,192
   9.00%, due May 15, 2021                                                                             57,055              59,658
   6.00%, due November 1, 2028                                                                      1,671,239           1,608,032
   7.50%, due February 1, 2030                                                                        585,150             597,397
Federal National Conventional Loan
   7.50%, due September 1, 2029                                                                       583,938             596,528
Federal National Mortgage Association
   7.00%, due December 1, 2007                                                                         40,312              41,174
   8.25%, due January 1, 2009                                                                           9,078               9,458
   9.25%, due October 1, 2020                                                                          29,858              32,018
   6.50%, due March 1, 2029                                                                           853,978             841,433
   7.00%, due December 1, 2029                                                                        551,315             553,895
   7.00%, due February 1, 2030                                                                         20,049              20,143
                                                                                                    4,774,472           4,747,606
TOTAL U.S. GOVERNMENTAL AGENCY,
U.S. GOVERNMENT SECURITIES
AND GOVERNMENT SPONSORED ENTERPRISES                                                               11,840,152          12,061,747
(Cost $12,040,467)

REPURCHASE AGREEMENT-- 5.53%
UMB Bank, n.a., 3.41%, due July 2, 2001
   (Collateralized by Federal Home Loan Mortgage
   Corporation Discount Notes, due July 6, 2001
   with a value of $1,713,773)                                                                      1,680,000           1,680,000
(Cost $1,680,000)

TOTAL INVESTMENTS-- 99.06%                                                                                             30,068,862
(Cost $30,109,797)

Other assets less liabilities-- 0.94%                                                                                     285,351

TOTAL NET ASSETS-- 100.00%                                                                                    $        30,354,213

For federal income tax purposes, the identified cost of investments owned at
June 30, 2001, was $30,135,323.

Net unrealized depreciation for federal income tax purposes was $66,461, which is comprised of unrealized appreciation of $486,155 and unrealized depreciation of $552,616.

*Mortgage-backed securities

See accompanying Notes to Financial Statements.

Babson Money Market Fund
After the six Fed easings (totaling 275 basis points) that have taken place during the first half of 2001, the Fed Funds rate stands
at 3.75%, its lowest level since April 1994. Rates will continue to be under downward pressure until the Fed is finished with their easing cycle. If the Fed is successful, a vibrant economy should then increase demand for capital spending, resulting in increased debt-financing supply. This increased supply could then result in slightly higher yields depending on market demand.

The Portfolio remains well diversified with respect to issuer and industry sector allocations and maturity distributions. Since the end of last year, the sector exposure to Agencies has seen the largest increase, as the Portfolio attempts to increase portfolio quality. This increased quality should help the
Portfolio avoid credit problems driven by the weakening economy. The largest sector exposure decreases have been in electrical utilities and captive finance companies. Credit selection will remain important during 2001 as economic conditions affect each particular industry or company differently.

The Portfolio sold its Pacific Gas & Electric holdings in January. The
California utility situation negatively influenced this commercial paper. The issuer filed for Chapter 11 bankruptcy in April, after our liquidation.

The list of approved credits for this account is reviewed on an ongoing basis with a formal review at least annually. Adjustments are made to this approved list as the need arises. Particular emphasis is put on diversification to avoid major credit problems. With the slowing U.S. economy, the Portfolio made use of higher quality commercial paper and Agency paper in an effort to avoid problem credits. This quality focus results in less risk but at the price of lower yields.

The Portfolio had an average life of approximately 57 days at the end of the period. This is an increase of less than one week since the end of last year.
The average life of the Portfolio is usually positioned to be near the average life of the benchmark, with maturities occurring every few days. This laddered maturity structure allows the Portfolio to take advantage of current rate levels with maturing funds, while allowing the higher yields of earlier periods to remain in the Fund.

The seven-day yield for Babson Money Market Fund was 3.19%, as of June 30, 2001.
An investment in this Fund is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Schedule of Investments

June 30, 2001

BABSON MONEY MARKET FUND
                                                                                                   PRINCIPAL            MARKET
DESCRIPTION                                                                                         AMOUNT               VALUE

SHORT-TERM CORPORATE NOTES-- 67.36%
Anheuser-Busch Companies, Incorporated,
   4.14%, due July 26, 2001                                                                $        1,025,000    $      1,022,053
BellSouth Corporation, 3.78%, due August 24, 2001                                                   1,000,000             994,330
Bemis Company, 3.97%, due July 10, 2001                                                             1,000,000             999,008
Caterpillar Financial Services,
   3.58%, due August 7, 2001                                                                          990,000             986,357
CIT Group, Incorporated,
   3.85%, due September 25, 2001                                                                      210,000             208,069
CIT Group, Incorporated,
   3.90%, due September 25, 2001                                                                      600,000             594,410
Coca-Cola Company, 4.73%, due July 12, 2001                                                         1,000,000             998,555
Colgate-Palmolive Company,
   3.75%, due July 31, 2001                                                                           575,000             573,203
CVS Corporation, 3.77%, due July 19, 2001                                                             985,000             983,143
Dow Chemical Company, 4.22%, due July 6, 2001                                                       1,025,000           1,024,399
Duke Energy Corporation, 3.67%, due July 24, 2001                                                     940,000             937,796
Emerson Electric Company, 3.89%, due July 2, 2001                                                     940,000             939,898
General Electric Capital Corporation,
   4.50%, due August 13, 2001                                                                         875,000             870,297
Gillette Company, 4.61%, due July 20, 2001                                                          1,025,000           1,022,506
Hershey Foods, 3.80%, due July 27, 2001                                                             1,000,000             997,256
Household Finance Company,
   3.69%, due August 15, 2001                                                                       1,000,000             995,387
Illinois Tool Works, 4.23%, due July 3, 2001                                                        1,025,000           1,024,759
Kimberly-Clark, 3.80%, due August 10, 2001                                                          1,000,000             995,778
Minnesota Mining & Manufacturing,
   3.70%, due August 28, 2001                                                                         995,000             989,069
Northern Illinois Gas, 3.57%, due March 19, 2002                                                      985,000             959,506
NStar, 3.90%, due August 22, 2001                                                                   1,015,000           1,009,282
South Carolina E & G, 3.99%, due July 6, 2001                                                     885,000             884,510
Sysco Corporation, 4.00%, due July 30, 2001                                                         1,025,000           1,021,697
Textron Financial Corporation,
   4.00%, due July 5, 2001                                                                          1,000,000             999,556
Toyota Motor Credit, 3.94%, due July 9, 2001                                                        1,000,000             999,124
Unilever Capital, 3.83%, due July 25, 2001                                                          1,000,000             997,447
United Parcel, 3.70%, due July 13, 2001                                                               985,000             983,785
Verizon Net Fund, 3.65%, due August 17, 2001                                                          990,000             985,282
Walt Disney Company, 4.14%, due August 6, 2001                                                        500,000             497,930
Walt Disney Company, 4.13%, due August 7, 2001                                                        185,000             184,215
Wisconsin Electric Power, 3.93%, due July 6, 2001                                                     130,000             129,929

TOTAL SHORT-TERM CORPORATE NOTES                                                                   26,910,000          26,808,536
(Cost $26,808,536)

GOVERNMENT SPONSORED ENTERPRISES-- 32.26%
Federal Home Loan Banks Discount Notes
   3.93%, due July 20, 2001                                                                         1,025,000           1,022,874
   3.85%, due October 9, 2001                                                                         850,000             840,910
Federal Home Loan Mortgage Corporation Discount Notes
   4.58%, due July 11, 2001                                                                         1,315,000           1,313,327
   4.37%, due September 5, 2001                                                                       865,000             858,070
   3.53%, due November 21, 2001                                                                       990,000             976,118
   3.68%, due December 6, 2001                                                                        875,000             860,868
   3.78%, due December 14, 2001                                                                       950,000             933,441
   3.47%, due December 31, 2001                                                                       925,000             908,684
Federal National Mortgage Association
   3.84%, due August 9, 2001                                                                        1,600,000           1,593,344
   4.40%, due September 20, 2001                                                                    1,600,000           1,584,160
   3.86%, due November 8, 2001                                                                      1,975,000           1,947,470

TOTAL GOVERNMENT SPONSORED ENTERPRISES                                                             12,970,000          12,839,266
(Cost $12,839,266)

TOTAL INVESTMENTS-- 99.62%                                                                                             39,647,802
(Cost $39,647,802)

Other assets less liabilities-- 0.38%                                                                                     151,048

TOTAL NET ASSETS-- 100.00%                                                                                    $        39,798,850

The identified cost of investments owned at June 30, 2001, was the same for financial statement and federal income tax purposes.

See accompanying Notes to Financial Statements.

Babson Tax-Free Income Fund

In an effort to stimulate the U.S. economy, the Federal Reserve Board has lowered short-term interest rates from 6.50% to 3.75% since January. At the start of the year, the Fed became more worried about the risks of a prolonged economic slowdown than about inflationary pressures. Benign inflation enabled the Fed to aggressively lower interest rates in order to jumpstart the economy.
The Fed is near the end of its easing cycle, but should the economy continue to falter, the door is open to further interest rate cuts. Most recent economic data, while still weak, suggests that the economy is bottoming. There are expectations that there will be a modest recovery by year-end.

As a result of the Fed's actions, short-term tax-exempt rates declined as well.
The municipal yield curve, or the yield differential between one- and thirty-year rates, increased from 120 basis points at year-end to 265 basis points currently. As a result of the decline in short-term rates, three- and five-year maturities are posting the highest returns year-to-date.

The Babson Tax-Free Income Fund returned 2.28% during the first six months of
2001, slightly underperforming the benchmark Lehman Brothers Municipal Bond
Index 2.90%.

After a strong start to the year, municipal bond performance suffered during
April due to tax-related bond fund redemptions and increasing supply. Municipal bond issuance has increased approximately 40% over last year's level as low interest rates are providing a favorable issuance environment. Performance improved modestly in May as monies were reallocated to municipals and cash flows turned positive again. Overall, late 2000 and the beginning of 2001 have seen increasing municipal bond fund cash flows. Continued volatility in the stock market left many investors looking for ways to reduce the risk profile of their portfolios. Previously, investors were content to have money sitting in money market portfolios. The precipitous decline in money market rates since the beginning of the year, however, has made them much less attractive investment vehicles. Investors have been seeking out the relative safety of municipal bond funds to build more balanced portfolios.

In managing the tax-exempt portfolio, we are attempting to preserve principal and provide a steady income stream free from federal, and in some circumstances, state taxes to our shareholders. The Babson Tax-Free Income Fund continues to have a high quality focus, which over time has served our shareholders well.

Quality Ratings

Aaa                                                72%
Aa                                                 23
A                                                   3
Lower                                               2
Total                                             100%
Source: Moody's

Chart - Babson Tax-Free Income Fund
Versus Lipper General Municipal
Bond (Lgmb) Funds

Average annual compounded total returns for one, five and ten year periods as of
June 30, 2001, were 8.89%, 5.61% and 6.32%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Schedule of Investments

June 30, 2001

Babson Tax-Free Income Fund
                                                                                                   PRINCIPAL            MARKET
DESCRIPTION                                                                                         AMOUNT               VALUE

ALABAMA
Jefferson County Sewer,
   5.00%, due February 1, 2033                                                             $        1,000,000    $        942,500

ARIZONA
Chandler (Pre-refunded), 6.90%, due July 1, 2005                                                       30,000              30,300
Chandler, 6.90%, due July 1, 2005                                                                     970,000             979,700
Maricopa County Unified School District,
   6.40%, due July 1, 2005                                                                            500,000             538,125
Maricopa County Unified School District,
   9.25%, due July 1, 2007                                                                            500,000             639,375

ARKANSAS
Arkansas, Series B, 0.00%, due June 1, 2010                                                         1,000,000             662,500

CALIFORNIA
Santa Rosa Water, Series B,
   6.00%, due September 1, 2015                                                                       500,000             563,125
University of California, Series D,
   5.75%, due July 1, 2013                                                                          1,000,000           1,075,000

COLORADO
Jefferson County School District,
   6.00%, due December 15, 2006                                                                       500,000             553,750

CONNECTICUT
Bridgeport, Series A, 6.00%, due July 15, 2014                                                      1,000,000           1,107,500

DISTRICT OF COLUMBIA
District of Columbia, Series A,
   5.75%, due June 1, 2003                                                                            915,000             958,463
District of Columbia, Series A,
   5.75%, due June 1, 2003                                                                             85,000              87,444

FLORIDA
Dade County, 0.00%, due October 1, 2027                                                             1,000,000             226,250
Miami-Dade County, Series A,
   0.00%, due October 1, 2015                                                                         500,000             236,875
Tampa (Catholic Health Care East),
   4.875%, due November 15, 2023                                                                      500,000             466,250

HAWAII
Hawaii State, 5.50%, due September 1, 2006                                                            500,000             538,750

ILLINOIS
Chicago, Series B, 5.125%, due January 1, 2022                                                      1,000,000             996,250
Du Page & Will Counties Community School
   District #204, 7.25%, due December 30, 2004                                                        500,000             559,375
Metro Pier & Expo Tax Authority,
   5.375%, due December 15, 2017                                                                    1,000,000           1,025,000

INDIANA
Indiana Bond Bank Special Program, Series 94 A-1,
   5.60%, due August 1, 2015                                                                          500,000             515,000
Kokomo Center, 6.75%, due July 15, 2007                                                               250,000             285,000

LOUISIANA
St. Tammany Parish Hospital Service District #2
   (Slidell Memorial Hospital & Medical Center),
   6.125%, due October 1, 2011                                                                        500,000             536,250

MASSACHUSETTS
Foxborough, 6.00%, due June 1, 2014                                                                 1,000,000           1,110,000
Framingham, 6.00%, due March 1, 2015                                                                  500,000             547,500
Massachusetts Health & Education,
   5.75%, due July 1, 2012                                                                          1,000,000           1,073,750
Massachusetts Health & Education, Series D,
   5.75%, due July 1, 2014                                                                            500,000             522,500
Massachusetts State Consolidated Loan,
   5.75%, due February 1, 2007                                                                        500,000             544,375

MICHIGAN
Hartland, 6.00%, due May 1, 2020                                                                    1,000,000           1,125,000
Howell Public Schools, 5.25%, due May 1, 2015                                                       1,430,000           1,467,537
Jackson Public Schools, 6.00%, due May 1, 2013                                                      1,000,000           1,108,750

MISSOURI
Sikeston Electric, 5.80%, due June 1, 2002                                                            500,000             513,985

NEVADA
Washoe County (Reno Sparks Bowling Facility),
   Series A, 5.40%, due July 1, 2006                                                                  500,000             529,375

NEW HAMPSHIRE
New Hampshire Higher Education & Health Facility
   (Franklin Pierce Law Center),
   5.50%, due July 1, 2018                                                                            500,000             478,750

NEW JERSEY
New Jersey Turnpike, 10.375%, due January 1, 2003                                                      60,000              64,086

NEW YORK
New York City Transportation B Future,
   5.50%, due February 1, 2016                                                                      1,000,000           1,050,000
New York Medical Care Finance Agency, Series F,
   6.00%, due August 15, 2002                                                                         500,000             516,875
New York Medical Care Finance Agency, Series A,
   5.40%, due August 15, 2004                                                                          75,000              75,598
New York State Thruway Authority Highway,
   5.50%, due April 1, 2005                                                                           500,000             533,750
OHIO
Cleveland Airport, 5.25%, due January 1, 2019                                                       1,000,000           1,008,750
Columbus City School District (Pre-refunded 12/1/02),
   6.65%, due December 1, 2012                                                                        500,000             535,625
Ohio Public Facilities, 5.125%, due June 1, 2011                                                    1,000,000           1,048,750

RHODE ISLAND
Rhode Island Depositors Economic Protection Corp.,
   Series B, 5.80%, due August 1, 2009                                                                500,000             553,750

TEXAS
Frisco Independent School District,
   6.50%, due August 15, 2015                                                                       1,000,000           1,117,500
Plano Independent School District,
   5.375%, due February 15, 2016                                                                    1,000,000           1,026,250
San Antonio Electric & Gas,
   5.75%, due February 1, 2015                                                                        500,000             530,000

WASHINGTON
Tacoma Conservation System Project
   (Tacoma Public Utilities),
   6.50%, due January 1, 2012                                                                         500,000             532,500
Seattle Municipal Light & Power,
   5.625%, due December 1, 2016                                                                     1,000,000           1,036,250
Seattle Water System, 5.75%, due July 1, 2023                                                       1,000,000           1,040,000
Washington Public Power Supply System
   Nuclear Project #2, Series B,
   5.10%, due July 1, 2004                                                                            500,000             521,250

WISCONSIN
Milwaukee Metropolitan Sewer District,
   Series A, 6.00%, due October 1, 2007                                                               500,000             555,000

TOTAL INVESTMENTS-- 98.38%                                                                                             34,290,238
(Cost $33,009,698)

Other assets less liabilities-- 1.62%                                                                                     565,949

TOTAL NET ASSETS-- 100.00%                                                                                          $  34,856,187

The identified cost of investments owned at June 30, 2001, was the same for financial statement and federal income tax purposes.

Net unrealized appreciation for federal income tax purposes was $1,280,540, which is comprised of unrealized appreciation of $1,384,063 and unrealized depreciation of $103,523.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

June 30, 2001
(In Thousands Except Per Share Data)

                                                                                    Babson           Babson             Babson
                                                                                  Enterprise       Enterprise           Growth
                                                                                     Fund            Fund II            Fund

ASSETS:
   Investments, at cost                                                         $      109,323   $        45,880   $      306,627
   Investments, at value                                                        $      130,032   $        59,300   $      346,398
   Cash denominated in foreign
      currencies (cost $56)                                                                 --                --               --
   Cash                                                                                  3,506               987              313

   Receivables:
      Investments sold                                                                   3,170                --               --
      Dividends                                                                            150                71              166
      Interest                                                                              --                --                3
      Fund shares sold                                                                      94                26               --
      Foreign tax                                                                           --                --               --
      Currency sold                                                                         --                --               --
   Prepaid registration fees                                                                --                --               --
         Total assets                                                                  136,952            60,384          346,880

LIABILITIES AND NET ASSETS:
   Cash overdraft                                                                           --                --               --
   Payables:
      Management fees                                                                      133                62              232
      Registration fees                                                                     --                --               --
      Dividends                                                                             --                --               --
      Investments purchased                                                                 93                --               --
      Fund share redemptions                                                                --                --               --
      Foreign tax withholding                                                               --                --               --
      Currency purchased                                                                    --                --               --
      Other                                                                                 --                --               --
         Total liabilities                                                                 226                62              232

NET ASSETS                                                                      $      136,726   $        60,322   $      346,648

NET ASSETS CONSIST OF:
   Capital (capital stock and
      paid-in capital)                                                          $      113,642   $        44,104   $      314,804
   Accumulated undistributed net
      investment income                                                                    218                31               --
   Accumulated net realized gain (loss)
      on sale of investments
      and foreign currency transactions                                                  2,157             2,767          (7,927)
   Net unrealized appreciation (depreciation)
      in value of investments and translation of
      assets and liabilities in foreign currency                                        20,709            13,420           39,771

NET ASSETS APPLICABLE TO
   OUTSTANDING SHARES                                                           $      136,726   $        60,322   $      346,648
Capital shares, $1.00 par value except for
   $0.01 Money Market and $0.10 Tax-Free Income:
   Authorized                                                                           20,000            10,000          100,000
   Outstanding                                                                           8,974             2,303           27,705

NET ASSET VALUE PER SHARE                                                       $        15.24   $         26.19   $        12.51

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

June 30, 2001
(In Thousands Except Per Share Data)
                                                                                                                     Babson-
                                                                                                                     Stewart
                                                                                    Babson          Babson            Ivory
                                                                                    Shadow           Value        International
                                                                                  Stock Fund         Fund             Fund

ASSETS:
   Investments, at cost                                                         $       46,695   $       305,270   $       50,150
   Investments, at value                                                        $       58,414   $       493,097   $       49,411
   Cash denominated in foreign
      currencies (cost $56)                                                                 --                --               55
   Cash                                                                                  3,429                --               --

   Receivables:
      Investments sold                                                                      --             3,326            1,751
      Dividends                                                                             71               351               60
      Interest                                                                              --                 1               --
      Fund shares sold                                                                     297                42            1,394
      Foreign tax                                                                           --                --               94
      Currency sold                                                                         --                --              442
   Prepaid registration fees                                                                --                --               --
         Total assets                                                                   62,214           496,817           53,207

LIABILITIES AND NET ASSETS:
   Cash overdraft                                                                           --               613            2,022
   Payables:
      Management fees                                                                       52               387               70
      Registration fees                                                                     --                --               --
      Dividends                                                                             --                --               --
      Investments purchased                                                                 --                --               --
      Fund share redemptions                                                                --                --                4
      Foreign tax withholding                                                               --                --               18
      Currency purchased                                                                    --                --                2
      Other                                                                                 --                --                3
         Total liabilities                                                                  52             1,000            2,119

NET ASSETS                                                                      $       62,162   $       495,817   $       51,088

NET ASSETS CONSIST OF:
   Capital (capital stock and
      paid-in capital)                                                          $       50,014   $       326,194   $       52,789
   Accumulated undistributed net
      investment income                                                                    118               391               --
   Accumulated net realized gain (loss)
      on sale of investments
      and foreign currency transactions                                                    311          (18,595)            (953)
   Net unrealized appreciation (depreciation)
      in value of investments and translation of
      assets and liabilities in foreign currency                                        11,719          187,827             (748)

NET ASSETS APPLICABLE TO
   OUTSTANDING SHARES                                                           $       62,162   $       495,817   $       51,088
Capital shares, $1.00 par value except for
   $0.01 Money Market and $0.10 Tax-Free Income:
   Authorized                                                                           10,000            50,000           10,000
   Outstanding                                                                           4,698            10,915            3,207

NET ASSET VALUE PER SHARE                                                       $        13.23   $         45.43   $        15.93

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

June 30, 2001
(In Thousands Except Per Share Data)
                                                                                  Babson                Babson             Babson
                                                                                   Bond                  Bond               Money
                                                                                   Trust                 Trust             Market
                                                                                Portfolio L           Portfolio S           Fund

ASSETS:
   Investments, at cost                                                         $       98,748   $        30,110   $       39,648
   Investments, at value                                                        $       98,615   $        30,069   $       39,648
   Cash denominated in foreign
      currencies (cost $56)                                                                 --                --               --
   Cash                                                                                     --                 1              247

   Receivables:
      Investments sold                                                                      --                --               --
      Dividends                                                                             --                --               --
      Interest                                                                           1,286               440               --
      Fund shares sold                                                                      --                15               --
      Foreign tax                                                                           --                --               --
      Currency sold                                                                         --                --               --
   Prepaid registration fees                                                                 1                --               38
         Total assets                                                                   99,902            30,525           39,933

LIABILITIES AND NET ASSETS:
   Cash overdraft                                                                           83                --               --
   Payables:
      Management fees                                                                       77                16               28
      Registration fees                                                                     --                --               --
      Dividends                                                                            468               155              106
      Investments purchased                                                              1,984                --               --
      Fund share redemptions                                                                --                --               --
      Foreign tax withholding                                                               --                --               --
      Currency purchased                                                                    --                --               --
      Other                                                                                 --                --               --
         Total liabilities                                                               2,612               171              134

NET ASSETS                                                                      $       97,290   $        30,354   $       39,799

NET ASSETS CONSIST OF:
   Capital (capital stock and
      paid-in capital)                                                          $      102,103   $        32,902   $       39,892
   Accumulated undistributed net
      investment income                                                                      1                --               --
   Accumulated net realized gain (loss)
      on sale of investments
      and foreign currency transactions                                                (4,681)           (2,507)             (93)
   Net unrealized appreciation (depreciation)
      in value of investments and translation of
      assets and liabilities in foreign currency                                         (133)              (41)               --

NET ASSETS APPLICABLE TO
   OUTSTANDING SHARES                                                           $       97,290   $        30,354   $       39,799
Capital shares, $1.00 par value except for
   $0.01 Money Market and $0.10 Tax-Free Income:
   Authorized                                                                        Unlimited         Unlimited        2,000,000
   Outstanding                                                                          63,363             3,141           39,893

NET ASSET VALUE PER SHARE                                                       $         1.54   $          9.66   $         1.00

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

June 30, 2001
(In Thousands Except Per Share Data)
                                                                                    Babson
                                                                                   Tax-Free
                                                                                    Income
                                                                                     Fund

ASSETS:
   Investments, at cost                                                         $       33,009
   Investments, at value                                                        $       34,290
   Cash denominated in foreign
      currencies (cost $56)                                                                 --
   Cash                                                                                     83

   Receivables:
      Investments sold                                                                      --
      Dividends                                                                             --
      Interest                                                                             634
      Fund shares sold                                                                      --
      Foreign tax                                                                           --
      Currency sold                                                                         --
   Prepaid registration fees                                                                --
         Total assets                                                                   35,007

LIABILITIES AND NET ASSETS:
   Cash overdraft                                                                           --
   Payables:
      Management fees                                                                       28
      Registration fees                                                                      3
      Dividends                                                                            120
      Investments purchased                                                                 --
      Fund share redemptions                                                                --
      Foreign tax withholding                                                               --
      Currency purchased                                                                    --
      Other                                                                                 --
         Total liabilities                                                                 151

NET ASSETS                                                                      $       34,856

NET ASSETS CONSIST OF:
   Capital (capital stock and
      paid-in capital)                                                          $       33,634
   Accumulated undistributed net
      investment income                                                                     --
   Accumulated net realized gain (loss)
      on sale of investments
      and foreign currency transactions                                                   (59)
   Net unrealized appreciation (depreciation)
      in value of investments and translation of
      assets and liabilities in foreign currency                                         1,281

NET ASSETS APPLICABLE TO
   OUTSTANDING SHARES                                                           $       34,856
Capital shares, $1.00 par value except for
   $0.01 Money Market and $0.10 Tax-Free Income:
   Authorized                                                                          100,000
   Outstanding                                                                           3,892

NET ASSET VALUE PER SHARE                                                       $         8.96

See accompanying Notes to Financial Statements.

Statements of Operations

For The Year Ended June 30, 2001
(in thousands)
                                                                                    Babson           Babson            Babson
                                                                                  Enterprise       Enterprise           Growth
                                                                                     Fund            Fund II            Fund

INVESTMENT INCOME:
      Dividends                                                                 $        1,328   $           695   $        1,796
      Interest                                                                             256               120              965
      Foreign tax withheld                                                                  --                --              (6)
                                                                                         1,584               815            2,755
EXPENSES:
      Management fees                                                                    1,275               724            3,415
      Registration fees                                                                     23                21               43
      Custody and pricing service fees                                                      --                --               --
         Total expenses before voluntary
            reduction of management fees                                                 1,298               745            3,458
         Less: voluntary reduction of
            management fees                                                                 --                --               --
         Net expenses                                                                    1,298               745            3,458
         Net investment income (loss)                                                      286                70            (703)

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
      Realized gain (loss) from:
         Investment transactions                                                         7,067             7,360            6,089
         Foreign currency transactions                                                      --                --               --
      Change in net unrealized appreciation (depreciation) from:
         Investments                                                                    13,552               915        (138,435)
         Translation of assets and liabilities
           in foreign currencies                                                            --                --               --
         Net gain (loss) on investments and
           foreign currency transactions                                                20,619             8,275        (132,346)
         Increase (decrease) in net assets
           resulting from operations                                            $       20,905   $         8,345       $(133,049)

See accompanying Notes to Financial Statements.

Statements of Operations

For The Year Ended June 30, 2001
(in thousands)
                                                                                                                     Babson-
                                                                                                                     Stewart
                                                                                    Babson          Babson            Ivory
                                                                                    Shadow           Value        International
                                                                                  Stock Fund         Fund             Fund

INVESTMENT INCOME:
      Dividends                                                                 $          876   $        11,298   $          807
      Interest                                                                             180               658               94
      Foreign tax withheld                                                                 (1)             (171)             (90)
                                                                                         1,055            11,785              811
EXPENSES:
      Management fees                                                                      471             4,783              710
      Registration fees                                                                     18                49               27
      Custody and pricing service fees                                                      --                --              186
         Total expenses before voluntary
            reduction of management fees                                                    --                --              186
         Less: voluntary reduction of
            management fees                                                                 --                --               --
         Net expenses                                                                      489             4,832              923
         Net investment income (loss)                                                      566             6,953            (112)

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
      Realized gain (loss) from:
         Investment transactions                                                         1,211          (11,544)            2,632
         Foreign currency transactions                                                      --                --          (3,072)
      Change in net unrealized appreciation (depreciation) from:
         Investments                                                                     6,013            98,794         (24,079)
         Translation of assets and liabilities
           in foreign currencies                                                            --                --              (2)
         Net gain (loss) on investments and
           foreign currency transactions                                                 7,224            87,250         (24,520)
         Increase (decrease) in net assets
           resulting from operations                                            $        7,790   $        94,203   $     (24,633)

See accompanying Notes to Financial Statements.

Statements of Operations

For The Year Ended June 30, 2001
(in thousands)
                                                                                    Babson                Babson            Babson
                                                                                     Bond                  Bond              Money
                                                                                    Trust                 Trust             Market
                                                                                 Portfolio L           Portfolio S           Fund

INVESTMENT INCOME:
      Dividends                                                                 $           --   $            --   $           --
      Interest                                                                           6,920             2,085            2,426
      Foreign tax withheld                                                                  --                --               --
                                                                                         6,920             2,085            2,426
EXPENSES:
      Management fees                                                                      944               289              348
      Registration fees                                                                     27                 9               21
      Custody and pricing service fees                                                      --                --               --
         Total expenses before voluntary
            reduction of management fees                                                   971               298              369
         Less: voluntary reduction of
            management fees                                                                 --                91               --
         Net expenses                                                                      971               207              369
         Net investment income (loss)                                                    5,949             1,878            2,057

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
      Realized gain (loss) from:
         Investment transactions                                                           396                35             (85)
         Foreign currency transactions                                                      --                --               --
      Change in net unrealized appreciation (depreciation) from:
         Investments                                                                     3,228               974               --
         Translation of assets and liabilities
           in foreign currencies                                                            --                --               --
         Net gain (loss) on investments and
           foreign currency transactions                                                 3,624             1,009              (85)
         Increase (decrease) in net assets
           resulting from operations                                            $        9,573   $         2,887   $        1,972

See accompanying Notes to Financial Statements.

Statements of Operations

For The Year Ended June 30, 2001
(in thousands)
                                                                                    Babson
                                                                                   Tax-Free
                                                                                    Income
                                                                                     Fund
INVESTMENT INCOME:
      Dividends                                                                 $           --
      Interest                                                                           1,668
      Foreign tax withheld                                                                  --
                                                                                         1,668
EXPENSES:
      Management fees                                                                      306
      Registration fees                                                                     15
      Custody and pricing service fees                                                      --
         Total expenses before voluntary
            reduction of management fees                                                   321
         Less: voluntary reduction of
            management fees                                                                 --
         Net expenses                                                                      321
         Net investment income (loss)                                                    1,347

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
      Realized gain (loss) from:
         Investment transactions                                                           150
         Foreign currency transactions                                                      --
      Change in net unrealized appreciation (depreciation) from:
         Investments                                                                     1,253
         Translation of assets and liabilities
           in foreign currencies                                                            --
         Net gain (loss) on investments and
           foreign currency transactions                                                 1,403
         Increase (decrease) in net assets
           resulting from operations                                            $        2,750

See accompanying Notes to Financial Statements.

Statements Of Changes In Net Assets

For The Years Ended June 30
(In Thousands)
                                                                                                      Babson Enterprise Fund
                                                                                                      2001              2000

OPERATIONS:
   Net investment income (loss)                                                                  $           286   $          180
   Net realized gain (loss) from investments
      and foreign currency transactions                                                                    7,067            6,096
   Change in net unrealized appreciation (depreciation)
      on investments and translation of assets and
      liabilities in foreign currencies during the period                                                 13,552          (6,709)
         Net increase (decrease) in net assets resulting
           from operations                                                                                20,905            (433)

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                                   (156)            (302)
   Net realized gain from investment transactions                                                        (8,196)          (9,490)
         Total distributions to shareholders                                                             (8,352)          (9,792)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                            51,173           11,541
   Reinvested distributions                                                                                7,528            9,158
                                                                                                          58,701           20,699
   Shares repurchased                                                                                   (45,922)         (54,459)
         Net increase (decrease) from capital
           share transactions                                                                             12,779         (33,760)
           Net increase (decrease) in net assets                                                          25,332         (43,985)

NET ASSETS:
   Beginning of year                                                                                     111,394          155,379
   End of year                                                                                   $       136,726   $      111,394
   Undistributed net investment income at end of year                                            $           218   $          133

Fund share transactions:
   Shares sold                                                                                             3,542              900
   Reinvested distributions                                                                                  626              785
                                                                                                           4,168            1,685
   Shares repurchased                                                                                    (3,254)          (4,181)
         Net increase (decrease) in fund shares                                                              914          (2,496)

See accompanying Notes to Financial Statements.

Statements Of Changes In Net Assets

For The Years Ended June 30
(In Thousands)
                                                                                                     Babson Enterprise Fund II
                                                                                                        2001            2000

OPERATIONS:
   Net investment income (loss)                                                                  $            70   $           52
   Net realized gain (loss) from investments
      and foreign currency transactions                                                                    7,360            4,848
   Change in net unrealized appreciation (depreciation)
      on investments and translation of assets and
      liabilities in foreign currencies during the period                                                    915          (3,212)
         Net increase (decrease) in net assets resulting
           from operations                                                                                 8,345            1,688

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                                    (52)             (51)
   Net realized gain from investment transactions                                                        (5,613)          (1,565)
         Total distributions to shareholders                                                             (5,665)          (1,616)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                            19,189           15,774
   Reinvested distributions                                                                                5,542            1,540
                                                                                                          24,731           17,314
   Shares repurchased                                                                                   (26,847)         (34,937)
         Net increase (decrease) from capital
           share transactions                                                                            (2,116)         (17,623)
           Net increase (decrease) in net assets                                                             564         (17,551)

NET ASSETS:
   Beginning of year                                                                                      59,758           77,309
   End of year                                                                                   $        60,322   $       59,758
   Undistributed net investment income at end of year                                            $            31   $           49

Fund share transactions:
   Shares sold                                                                                               745              657
   Reinvested distributions                                                                                  225               67
                                                                                                             970              724
   Shares repurchased                                                                                    (1,041)          (1,508)
         Net increase (decrease) in fund shares                                                             (71)            (784)

See accompanying Notes to Financial Statements.

Statements Of Changes In Net Assets

For The Years Ended June 30
(In Thousands)
                                                                                                        Babson Growth Fund
                                                                                                        2001            2000

OPERATIONS:
   Net investment income (loss)                                                                  $         (703)   $        (891)
   Net realized gain (loss) from investments
      and foreign currency transactions                                                                    6,089          120,434
   Change in net unrealized appreciation (depreciation)
      on investments and translation of assets and
      liabilities in foreign currencies during the period                                              (138,435)         (26,343)
         Net increase (decrease) in net assets resulting
           from operations                                                                             (133,049)           93,200

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                                      --               --
   Net realized gain from investment transactions                                                       (74,806)         (71,496)
         Total distributions to shareholders                                                            (74,806)         (71,496)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                            53,927           39,862
   Reinvested distributions                                                                               69,369           65,989
                                                                                                         123,296          105,851
   Shares repurchased                                                                                   (93,470)         (93,219)
         Net increase (decrease) from capital
           share transactions                                                                            29,826            12,632
           Net increase (decrease) in net assets                                                      (178,029)            34,336

NET ASSETS:
   Beginning of year                                                                                     524,677          490,341
   End of year                                                                                   $       346,648   $      524,677
   Undistributed net investment income at end of year                                            $            --   $           --

Fund share transactions:
   Shares sold                                                                                             3,225            1,883
   Reinvested distributions                                                                                5,131            3,228
                                                                                                           8,356            5,111
   Shares repurchased                                                                                    (5,792)          (4,478)
         Net increase (decrease) in fund shares                                                            2,564              633

See accompanying Notes to Financial Statements.

Statements Of Changes In Net Assets

For The Years Ended June 30
(In Thousands)
                                                                                                         Shadow Stock Fund
                                                                                                        2001            2000

OPERATIONS:
   Net investment income (loss)                                                                  $           566   $          278
   Net realized gain (loss) from investments
      and foreign currency transactions                                                                    1,211            6,855
   Change in net unrealized appreciation (depreciation)
      on investments and translation of assets and
      liabilities in foreign currencies during the period                                                  6,013          (3,545)
         Net increase (decrease) in net assets resulting
           from operations                                                                                 7,790            3,588

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                                   (527)            (239)
   Net realized gain from investment transactions                                                        (2,661)          (2,894)
         Total distributions to shareholders                                                             (3,188)          (3,133)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                            44,994           13,546
   Reinvested distributions                                                                                2,972            2,856
                                                                                                          47,966           16,402
   Shares repurchased                                                                                   (35,846)         (21,690)
         Net increase (decrease) from capital
           share transactions                                                                             12,120          (5,288)
           Net increase (decrease) in net assets                                                          16,722          (4,833)

NET ASSETS:
   Beginning of year                                                                                      45,440           50,273
   End of year                                                                                   $        62,162   $       45,440
   Undistributed net investment income at end of year                                            $           118   $          189

Fund share transactions:
   Shares sold                                                                                             3,602            1,125
   Reinvested distributions                                                                                  269              245
                                                                                                           3,871            1,370
   Shares repurchased                                                                                    (2,879)          (1,832)
         Net increase (decrease) in fund shares                                                              992            (462)

See accompanying Notes to Financial Statements.

Statements Of Changes In Net Assets

For The Years Ended June 30
(In Thousands)
                                                                                                         Babson Value Fund
                                                                                                        2001            2000

OPERATIONS:
   Net investment income (loss)                                                                  $         6,953   $       19,995
   Net realized gain (loss) from investments
      and foreign currency transactions                                                                 (11,544)          101,306
   Change in net unrealized appreciation (depreciation)
      on investments and translation of assets and
      liabilities in foreign currencies during the period                                                 98,794        (302,610)
         Net increase (decrease) in net assets resulting
           from operations                                                                                94,203        (181,309)

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                                (10,399)         (15,955)
   Net realized gain from investment transactions                                                        (2,314)         (55,228)
         Total distributions to shareholders                                                            (12,713)         (71,183)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                            47,381          169,055
   Reinvested distributions                                                                               12,211           64,186
                                                                                                          59,592          233,241
   Shares repurchased                                                                                  (173,734)        (696,210)
         Net increase (decrease) from capital
           share transactions                                                                          (114,142)        (462,969)
           Net increase (decrease) in net assets                                                        (32,652)        (715,461)

NET ASSETS:
   Beginning of year                                                                                     528,469        1,243,930
   End of year                                                                                   $       495,817   $      528,469
   Undistributed net investment income at end of year                                            $           391   $        3,531

Fund share transactions:
   Shares sold                                                                                             1,418            3,900
   Reinvested distributions                                                                                  290            1,558
                                                                                                           1,708            5,458
   Shares repurchased                                                                                    (4,427)         (16,043)
         Net increase (decrease) in fund shares                                                          (2,719)         (10,585)

See accompanying Notes to Financial Statements.

Statements Of Changes In Net Assets

For The Years Ended June 30
(In Thousands)
                                                                                                          Babson-Stewart
                                                                                                        Ivory International
                                                                                                               Fund
                                                                                                        2001            2000

OPERATIONS:
   Net investment income (loss)                                                                  $         (112)   $         (56)

   Net realized gain (loss) from investments
      and foreign currency transactions                                                                    (440)           15,311
   Change in net unrealized appreciation
      (depreciation) on investments and translation
      of assets and liabilities in foreign currencies
      during the period                                                                                 (24,081)            3,993
         Net increase (decrease) in net assets resulting
           from operations                                                                              (24,633)           19,248

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                                      --               --
   Net realized gain from investment transactions                                                        (1,585)          (1,142)
         Total distributions to shareholders                                                             (1,585)          (1,142)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                           260,286          147,627
   Reinvested distributions                                                                                1,440              965
                                                                                                         261,726          148,592
   Shares repurchased                                                                                  (269,462)        (170,266)
         Net increase (decrease) from capital
           share transactions                                                                            (7,736)         (21,674)
           Net increase (decrease) in net assets                                                        (33,954)          (3,568)

NET ASSETS:
   Beginning of year                                                                                      85,042           88,610
   End of year                                                                                   $        51,088   $       85,042
   Undistributed net investment income at end of year                                            $            --   $           --

Fund share transactions:
   Shares sold                                                                                            12,912            6,550
   Reinvested distributions                                                                                   72               42
                                                                                                          12,984            6,592
   Shares repurchased                                                                                   (13,382)          (7,536)
         Net increase (decrease) in fund shares                                                            (398)            (944)

See accompanying Notes to Financial Statements.

Statements Of Changes In Net Assets

For The Years Ended June 30
(In Thousands)
                                                                                                         Babson Bond Trust
                                                                                                            Portfolio L
                                                                                                        2001            2000
OPERATIONS:
   Net investment income                                                                         $         5,949   $        6,700
   Net realized gain (loss) from investments                                                                 396          (1,769)
   Change in net unrealized appreciation (depreciation)
      on investments during the period                                                                     3,228          (1,256)
         Net increase in net assets resulting
           from operations                                                                                 9,573            3,675

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                                 (5,949)          (6,699)
   Net realized gain from investment transactions                                                             --               --
         Total distributions to shareholders                                                             (5,949)          (6,699)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                            10,231           15,693
   Shares issued in connection with acquisition
      of Money Market Fund (Federal Portfolio)                                                                --               --
   Shares issued in connection with acquisition
      of Tax-Free Income Fund (Portfolio S)                                                                   --               --
   Reinvested distributions                                                                                4,930            5,585
                                                                                                          15,161           21,278
   Shares repurchased                                                                                   (21,603)         (38,210)
         Net increase (decrease) from capital
           share transactions                                                                            (6,442)         (16,932)
           Net increase (decrease) in net assets                                                         (2,818)         (19,956)

NET ASSETS:
   Beginning of year                                                                                     100,108          120,064
   End of year                                                                                   $        97,290   $      100,108
   Undistributed net investment income at end of year                                            $             1   $            1

Fund share transactions:
   Shares sold                                                                                             6,871           10,244
   Shares issued in connection with acquisition
      of Money Market Fund (Federal Portfolio)                                                                --               --
   Shares issued in connection with acquisition
      of Tax-Free Income Fund (Portfolio S)                                                                   --               --
   Reinvested distributions                                                                                3,246            3,756
                                                                                                          10,117           14,424
   Shares repurchased                                                                                   (14,366)         (25,743)
         Net increase (decrease) in fund shares                                                          (4,249)         (11,743)

See accompanying Notes to Financial Statements.

Statements Of Changes In Net Assets

For The Years Ended June 30
(In Thousands)
                                                                                                         Babson Bond Trust
                                                                                                            Portfolio S
                                                                                                        2001            2000
OPERATIONS:
   Net investment income                                                                         $         1,878   $        2,037
   Net realized gain (loss) from investments                                                                  35            (554)
   Change in net unrealized appreciation (depreciation)
      on investments during the period                                                                       974            (375)
         Net increase in net assets resulting
           from operations                                                                                 2,887            1,108

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                                 (1,878)          (2,037)
   Net realized gain from investment transactions                                                             --               --
         Total distributions to shareholders                                                             (1,878)          (2,037)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                             7,630            2,623
   Shares issued in connection with acquisition
      of Money Market Fund (Federal Portfolio)                                                                --               --
   Shares issued in connection with acquisition
      of Tax-Free Income Fund (Portfolio S)                                                                   --               --
   Reinvested distributions                                                                                1,657            1,786
                                                                                                           9,287            4,409
   Shares repurchased                                                                                   (10,062)         (10,454)
         Net increase (decrease) from capital
           share transactions                                                                              (775)          (6,045)
           Net increase (decrease) in net assets                                                             234          (6,974)

NET ASSETS:
   Beginning of year                                                                                      30,120           37,094
   End of year                                                                                   $        30,354   $       30,120
   Undistributed net investment income at end of year                                            $            --   $           --

Fund share transactions:
   Shares sold                                                                                               795              279
   Shares issued in connection with acquisition
      of Money Market Fund (Federal Portfolio)                                                                --               --
   Shares issued in connection with acquisition
      of Tax-Free Income Fund (Portfolio S)                                                                   --               --
   Reinvested distributions                                                                                  173              190
                                                                                                             968              469
   Shares repurchased                                                                                    (1,049)          (1,111)
         Net increase (decrease) in fund shares                                                             (81)            (642)

See accompanying Notes to Financial Statements.

Statements Of Changes In Net Assets

For The Years Ended June 30
(In Thousands)
                                                                                                        Babson Money Market
                                                                                                               Fund
                                                                                                        2001            2000

OPERATIONS:
   Net investment income                                                                         $         2,057   $        1,950
   Net realized gain (loss) from investments                                                                (85)              (1)
   Change in net unrealized appreciation (depreciation)
      on investments during the period                                                                        --               --
         Net increase in net assets resulting
           from operations                                                                                 1,972            1,949

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                                 (2,057)          (1,950)
   Net realized gain from investment transactions                                                             --               --
         Total distributions to shareholders                                                             (2,057)          (1,950)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                            43,573           44,146
   Shares issued in connection with acquisition
      of Money Market Fund (Federal Portfolio)                                                             7,639               --
   Shares issued in connection with acquisition
      of Tax-Free Income Fund (Portfolio S)                                                                   --               --
   Reinvested distributions                                                                                2,061            1,810
                                                                                                          53,273           45,956
   Shares repurchased                                                                                   (51,959)         (46,461)
         Net increase (decrease) from capital
           share transactions                                                                              1,314            (505)
           Net increase (decrease) in net assets                                                           1,229            (506)

NET ASSETS:
   Beginning of year                                                                                      38,570           39,076
   End of year                                                                                   $        39,799   $       38,570
   Undistributed net investment income at end of year                                            $            --   $           --

Fund share transactions:
   Shares sold                                                                                            43,573           44,146
   Shares issued in connection with acquisition
      of Money Market Fund (Federal Portfolio)                                                             7,639               --
   Shares issued in connection with acquisition
      of Tax-Free Income Fund (Portfolio S)                                                                   --               --
   Reinvested distributions                                                                                2,061            1,810
                                                                                                          53,273           45,956
   Shares repurchased                                                                                   (51,956)         (46,461)
         Net increase (decrease) in fund shares                                                            1,317            (505)

See accompanying Notes to Financial Statements.

Statements Of Changes In Net Assets

For The Years Ended June 30
(In Thousands)
                                                                                                          Babson Tax-Free
                                                                                                            Income Fund
                                                                                                        2001            2000

OPERATIONS:
   Net investment income                                                                         $         1,347   $        1,109
   Net realized gain (loss) from investments                                                                 150              173
   Change in net unrealized appreciation (depreciation)
      on investments during the period                                                                     1,253            (825)
         Net increase in net assets resulting
           from operations                                                                                 2,750              457

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                                 (1,347)          (1,109)
   Net realized gain from investment transactions                                                          (101)            (229)
         Total distributions to shareholders                                                             (1,448)          (1,338)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                             4,221            2,837
   Shares issued in connection with acquisition
      of Money Market Fund (Federal Portfolio)                                                                --               --
   Shares issued in connection with acquisition
      of Tax-Free Income Fund (Portfolio S)                                                               13,491               --
   Reinvested distributions                                                                                  803              783
                                                                                                          18,515            3,620
   Shares repurchased                                                                                    (9,127)          (4,475)
         Net increase (decrease) from capital
           share transactions                                                                              9,388            (855)
           Net increase (decrease) in net assets                                                          10,690          (1,736)

NET ASSETS:
   Beginning of year                                                                                      24,166           25,902
   End of year                                                                                   $        34,856   $       24,166
   Undistributed net investment income at end of year                                            $            --   $           --

Fund share transactions:
   Shares sold                                                                                               486              330
   Shares issued in connection with acquisition
      of Money Market Fund (Federal Portfolio)                                                                --               --
   Shares issued in connection with acquisition
      of Tax-Free Income Fund (Portfolio S)                                                                1,544               --
   Reinvested distributions                                                                                   91               91
                                                                                                           2,121              421
   Shares repurchased                                                                                    (1,034)            (522)
         Net increase (decrease) in fund shares                                                            1,087            (101)

See accompanying Notes to Financial Statements.

Notes to Financial Statements

1.SIGNIFICANT ACCOUNTING POLICIES:
The Babson Enterprise Fund, Babson Enterprise Fund II, David L. Babson Growth
Fund, Shadow Stock Fund, Babson Value Fund, Babson-Stewart Ivory International
Fund, D.L. Babson Bond Trust, D.L. Babson Money Market Fund and D.L. Babson
Tax-Free Income Fund (collectively referred to herein as the "Funds") are registered under the Investment Company Act of 1940, as amended, as no-load open-end, diversified management investment companies. The D.L. Babson Bond
Trust (comprising of Portfolio L and S) is of a series type. The Fund is required to account for the assets of each Series separately and to allocate general liabilities of a Fund to each Series based upon the relative net assets of each Series. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

A. Investment Valuation -- Securities are valued at the latest sales price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ
National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the mean between the last reported bid and asked prices. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates in London last quoted by a major bank. If such quotations are not available as of 4:00 P.M. (Eastern Time), the rate of exchange will be determined in good faith by the Board of Directors.

B. Investment Transactions and Investment Income -- Security transactions are accounted for on the date the securities are purchased or sold. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date.
Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis. Interest income is recognized on the accrual basis and includes accretion of market discounts.

In November 2000, the American Institute of Certified Public Accountants (AICPA)
issued a revised version of the AICPA Audit and Accounting Guide for Investment
Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Funds currently do not amortize premiums on fixed income securities, except for D.L. Babson Tax-Free Income Fund which amortizes premiums. Upon adoption, the Funds will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Funds have not completed their analysis of the impact of this accounting change; however, it is not believed to be material to the financial statements.

C. Foreign Currency Translation -- All assets and liabilities expressed in foreign currencies are converted into U.S. dollars based on exchange rates last quoted by a major bank in London at the end of the period. The cost of portfolio securities is translated at the rates of exchange prevailing when acquired.
Dividend income is translated at the rate of exchange on the ex-dividend date.
The effects of changes in foreign currency exchange rates on investments in securities are included in net realized and unrealized gain (loss) on investments in the Statement of Operations.

D. Forward Foreign Currency Contracts -- The Babson-Stewart Ivory International
Fund may enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. The portfolio may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. These contracts may also be used to hedge the U.S.
dollar value of securities owned which are denominated in foreign currencies.

Forward foreign currency contracts are valued each day at the close of the New
York Stock Exchange at the forward rate, and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss equal to the difference between the value of the contract at the time it was opened and closed is recorded.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure the portfolio has in that particular currency contract. In addition, there could be exposure to risks
(limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts. There were no outstanding forward foreign currency contracts at June 30, 2001.

E. Repurchase Agreements -- The Funds may enter into repurchase agreements with member banks of the Federal Reserve or registered broker dealers whom the Funds'
investment advisor deems creditworthy under guidelines approved by the Funds'
Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

F. Federal and State Taxes -- The Funds complied with the requirements of the
Internal Revenue Code applicable to regulated investment companies and therefore, no provision for federal or state tax is required.

As of June 30, 2001, the accumulated net realized loss on sales of investments for federal income tax purposes which are available to offset future taxable gains are as follows:

                                          Capital Loss
Fund                                      Carryforwards              Expires
Value                                    $ 13,032,637                  2009
Bond - Portfolio L                            970,985                  2002
Bond - Portfolio L                            423,327                  2003
Bond - Portfolio L                          1,367,653                  2004
Bond - Portfolio L                            545,666                  2005
Bond - Portfolio L                            104,840                  2008
Bond - Portfolio L                          1,268,050                  2009
Bond - Portfolio S                            579,476                  2002
Bond - Portfolio S                            388,485                  2003
Bond - Portfolio S                            577,562                  2004
Bond - Portfolio S                            442,862                  2005
Bond - Portfolio S                            115,326                  2008
Bond - Portfolio S                            377,379                  2009
Money Market                                       81                  2002
Money Market                                    6,722                  2003
Money Market                                      306                  2005
Money Market                                      136                  2006
Money Market                                    1,135                  2008
Money Market                                       45                  2009
Tax-Free Income                                58,674                  2008

For corporate shareholders, the following percentages of ordinary income distributions qualify for the corporate dividends received deduction:

Fund                                                              Percentage
Enterprise                                                           85%
Enterprise II                                                       100%
Growth                                                              100%
Shadow Stock                                                        100%
Value                                                               100%

The following percentages of ordinary income distributions are exempt-interest dividends for federal income tax purposes:

Fund                                                             Percentage
Tax-Free Income                                                     100%

For federal income tax purposes, the Funds designate capital gain dividends as follows:

Fund
Enterprise                                               $         6,376,335
Enterprise II                                                      6,713,796
Growth                                                            65,422,416
Shadow Stock                                                       3,217,953
Value                                                              2,314,106
Tax-Free Income                                                      100,546

G. Distributions to Shareholders -- Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. These differences are primarily due to losses deferred due to wash sales, post-October loss deferrals, foreign currency transactions and the use of equalization for income tax purposes and losses deferred.

On the Statements of Assets and Liabilities the following adjustments were made for permanent tax adjustments:

                    Accumulated             Undistributed
                   Net Realized             Net Investment              Paid In
Fund                Gain (Loss)                 Income                  Capital
Enterprise         $    (620)                   $   (45)               $    665
Enterprise II         (1,568)                       (36)                  1,604
Growth                (1,983)                       703                   1,280
Shadow Stock            (600)                      (110)                    710
Value                 (6,471)                       306                   6,165
Stewart Ivory
   International      (2,086)                       112                   1,974
Tax-Free Income         (208)                        --                     208

H. Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amount reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2. MANAGEMENT FEES:
Management fees are paid to Jones & Babson, Inc. in accordance with the advisory agreement with the Funds. Management fees are paid for services which include administration, and all other operating expenses of each Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on each Fund and its shares and the cost of qualifying a Fund's shares for sale in any jurisdiction. Custody and pricing fees for the Stewart
Ivory International Fund are incurred in addition to the management fees charged. Certain officers and/or directors of the Funds are also officers and/or directors of Jones & Babson, Inc. Each of the Funds was subject to the following management fees:

                                       Average Daily Net             Annual Rate
Fund                                     Assets Of Fund               Percentage
Enterprise and                        Up to $30 million                    1.5%
Enterprise II                          Over $30 million                    1.0%
Shadow Stock                                                               1.0%
Growth                               Up to $250 million                    .85%
                                      Over $250 million                    .70%
Value, Tax-Free Income,
Bond Trust (Portfolio L
and S) and Stewart Ivory
International                                                              .95%
Money Market                                                               .85%

During the period from May 1, 1988 to March 31, 2002, management fees for Bond
Trust (Portfolio S) have been voluntarily reduced to an annual rate of .65% of average daily net assets of the portfolio.

3. INVESTMENT TRANSACTIONS:
Investment transactions for the year ended June 30, 2001 (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

Babson Enterprise Fund:
      Purchases                                           $          61,551,095
      Proceeds from sales                                            61,481,861

Babson Enterprise Fund II:
      Purchases                                           $          23,744,854
      Proceeds from sales                                            28,208,646

Babson Growth Fund:
      Purchases                                           $         275,204,695
      Proceeds from sales                                           316,156,941

Shadow Stock Fund:
      Purchases                                           $          25,389,716
      Proceeds from sales                                            13,435,118

Babson Value Fund:
      Purchases                                           $         134,471,985
      Proceeds from sales                                           247,956,779

Babson-Stewart Ivory International Fund:
      Purchases                                           $          34,253,985
      Proceeds from sales                                            42,015,617

Babson Bond Trust - Portfolio L:
      Purchases                                           $          37,085,006
      Proceeds from sales                                            39,237,741

Babson Bond Trust - Portfolio S:
      Purchases                                           $          11,796,950
      Proceeds from sales                                            12,769,748

Babson Tax-Free Income Fund:
      Purchases                                           $           8,588,976
      Proceeds from sales                                            10,628,910

4. FUND MERGERS:
The Board of Directors and shareholders of the D.L. Babson Money Market
Fund, Inc. (Federal Portfolio) approved a reorganization into the D.L. Babson Money Market Fund, Inc. (Prime Portfolio) at the
close of business on October 31, 2000.

Under the Agreement and Plan of Reorganization, shares of Money Market Fund
(Federal Portfolio) were exchanged for shares of the Money Market Fund (Prime
Portfolio) on a tax free basis.

The net assets before the reorganization and shares issued and redeemed were as follows:

Fund                                        NET ASSETS           SHARES ISSUED
Money Market Fund
   (Prime Portfolio)                      $37,539,064               7,639,317

Included in the net assets of the redeeming fund were the following components:

                                           Accumulated
                                               Net                 Accumulated
                             Paid In        Investment               Realized
Fund                         Capital          Income               Gain/(Loss)
Money Market Fund
   (Federal Portfolio)     $7,639,530           $45                   $(489)

                               Net
                           Unrealized              Net               Shares
Fund                     Appreciation           Assets              Redeemed
Money Market Fund
   (Federal Portfolio)       $ --            $7,639,086             7,639,317
After the merger occurred, the Fund's name was changed to the D.L. Babson Money
Market Fund, Inc. since the Fund no longer included
any series portfolios.

The Board of Directors and shareholders of the D.L. Babson Tax-Free Income
Fund, Inc. (Portfolio S) approved a reorganization into
the D.L. Babson Tax-Free Income Fund, Inc. (Portfolio L) at the close of business on October 31, 2000.

Under the Agreement and Plan of Reorganization, shares of Tax-Free Income Fund
(Portfolio S) were exchanged for shares of the Tax-Free Income Fund (Portfolio
L) on a tax free basis.

The net assets before the reorganization and shares issued and redeemed were as follows:

Fund                           NET ASSETS             SHARES ISSUED
Tax-Free Income Fund
   (Portfolio L)              $23,481,212                1,543,549

Included in the net assets of the redeeming fund were the following components:

                                          Accumulated
                                              Net                    Accumulated
                         Paid In           Investment                  Realized
Fund                     Capital             Income                  Gain/(Loss)
Tax-Free Income Fund
   (Portfolio S)      $13,606,451            $ --                     $(207,206)

                            Net
                        Unrealized              Net                      Shares
Fund                   Appreciation           Assets                    Redeemed
Tax-Free Income Fund
   (Portfolio S)         $91,374            $13,490,619                1,291,127

Furthermore, all assets in the D.L. Babson Tax-Free Income Fund, Inc.
(Portfolio MM) were liquidated as of October 31, 2000. After the merger occurred, the Fund's name was changed to the D.L. Babson
Tax-Free Income Fund, Inc. since the Fund no longer included any series portfolios.

Financial Highlights

Babson Enterprise Fund

Condensed data for a share of capital stock outstanding throughout each period.
                                                                                 Seven Months
                                                             Years Ended           Ended                  Years Ended
                                                               June 30,            June 30,                 November 30
                                                          2001          2000         1999         1998         1997         1996
Net asset value,
   beginning of period                                  $ 13.82       $ 14.72      $ 16.63      $ 21.22      $ 18.51       $17.35

   Income from investment
      operations:
      Net investment income                                 .03           .03          .03          .04          .06          .06
      Net gains (losses) on
         Securities (both realized
         and unrealized)                                   2.46           .18          .58       (2.15)         5.31         3.06
   Total from investment
      operations                                           2.49           .21          .61       (2.11)         5.37         3.12

   Less distributions:
      Dividends from net
         investment income                                (.02)         (.04)        (.05)        (.06)           --        (.12)
      Distributions from
         capital gains                                   (1.05)        (1.07)       (2.47)       (2.42)       (2.66)       (1.84)
   Total distributions                                   (1.07)        (1.11)       (2.52)       (2.48)       (2.66)       (1.96)
Net asset value,
   end of period                                        $ 15.24       $ 13.82      $ 14.72      $ 16.63      $ 21.22      $ 18.51
Total return*                                            20.08%         2.84%        4.70%     (11.05%)       33.49%       20.17%

Ratios/Supplemental Data
Net assets, end of period
   (in millions)                                          $ 137         $ 111        $ 155        $ 179        $ 216        $ 202
Ratio of expenses to
   average net assets**                                   1.15%         1.14%        1.11%        1.09%        1.08%        1.08%
Ratio of net investment income
   to average net assets**                                 .25%          .15%         .32%         .29%         .30%         .35%
Portfolio turnover rate                                     55%           32%          12%          22%          22%          24%

Babson Enterprise Fund II

Condensed data for a share of capital stock outstanding throughout each period.

                                                                                 Seven Months
                                                              Years Ended            Ended                  Years Ended
                                                                June 30,            June 30,                 November 30
                                                          2001          2000         1999          1998         1997         1996
Net asset value, beginning
   of period                                            $ 25.18       $ 24.48      $ 23.20      $ 26.70      $ 22.75      $ 19.19

  Income from investment
      operations:
      Net investment income                                 .04           .02          .03          .10          .08          .11
      Net gains (losses) on
         Securities (both realized
         and unrealized)                                   3.63          1.30         2.37       (1.50)         6.97         4.45
   Total from investment
      operations                                           3.67          1.32         2.40       (1.40)         7.05         4.56

   Less distributions:
      Dividends from net
         investment income                                (.03)         (.02)        (.05)        (.05)        (.11)        (.05)
      Distributions from
         capital gains                                   (2.63)         (.60)       (1.07)       (2.05)       (2.99)        (.95)
   Total distributions                                   (2.66)         (.62)       (1.12)       (2.10)       (3.10)       (1.00)
Net asset value,
   end of period                                        $ 26.19       $ 25.18      $ 24.48      $ 23.20      $ 26.70      $ 22.75
Total return*                                            15.54%         5.63%       11.03%      (5.61%)       35.29%       25.04%

Ratios/Supplemental Data
Net assets, end of period
   (in millions)                                           $ 60       $    60        $  77        $  83        $  82         $ 46
Ratio of expenses to
   average net assets**                                   1.30%         1.27%        1.23%        1.22%        1.28%        1.38%
Ratio of net investment
   income to average
   net assets**                                            .12%          .08%         .11%         .40%         .27%         .55%
Portfolio turnover rate                                     41%           23%          14%          25%          25%          30%

*Total return not annualized for periods less than one full year

**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

Babson Growth Fund

Condensed data for a share of capital stock outstanding throughout each period.
                                                                                         Years Ended June 30,
                                                                      2001           2000         1999        1998         1997
Net asset value, beginning
   of year                                                            $ 20.87      $ 20.01      $ 20.77      $ 17.80      $ 14.42

Income from investment
   operations:
   Net investment income (loss)                                         (.03)        (.04)          .02          .06          .09
   Net gains (losses) on
      securities (both realized
      and unrealized)                                                  (5.22)         4.00         3.25         4.41         4.16
Total from investment
   operations                                                          (5.25)         3.96         3.27         4.47         4.25

Less distributions:
   Dividends from net
      investment income                                                    --           --        (.02)        (.06)        (.09)
   Distributions from
      capital gains                                                    (3.11)       (3.10)       (4.01)       (1.44)        (.78)
Total distributions                                                    (3.11)       (3.10)       (4.03)       (1.50)        (.87)
Net asset value,
   end of year                                                        $ 12.51      $ 20.87      $ 20.01      $ 20.77      $ 17.80
Total return                                                         (26.27%)       20.69%       17.04%       26.73%       30.10%

Ratios/Supplemental Data
Net assets, end of year
   (in millions)                                                        $ 347        $ 525        $ 490        $ 451        $ 365
Ratio of expenses to
   average net assets                                                    .80%         .79%         .79%         .80%         .83%
Ratio of net investment income
   (loss) to average net assets                                        (.16%)       (.18%)         .09%         .30%         .61%
Portfolio turnover rate                                                   64%          62%          39%          35%          20%

Shadow Stock Fund

Condensed data for a share of capital stock outstanding throughout each period.
                                                                                            Years Ended June 30,
                                                                       2001           2000         1999        1998         1997
Net asset value,
   beginning of year                                                  $ 12.26      $ 12.06      $ 13.24      $ 12.57      $ 11.31

   Income from investment
      operations:
      Net investment income                                               .13          .09          .11          .08          .12
      Net gains (losses) on
         securities (both realized
         and unrealized)                                                 1.74         1.04        (.24)         2.54         2.44
   Total from investment
      operations                                                         1.87         1.13        (.13)         2.62         2.56

Less distributions:
   Dividends from net
      investment income                                                 (.13)        (.07)        (.07)        (.10)        (.09)
   Distributions from
      capital gains                                                     (.77)        (.86)        (.98)       (1.85)       (1.21)
   Total distributions                                                  (.90)        (.93)       (1.05)       (1.95)       (1.30)
Net asset value,
   end of year                                                        $ 13.23      $ 12.26      $ 12.06      $ 13.24      $ 12.57
Total return                                                           16.82%        9.91%       (.25%)       21.98%       23.63%

Ratios/Supplemental Data
Net assets,
   end of year (in millions)                                            $  62        $  45        $  50        $  52        $  41
Ratio of expenses to
   average net assets                                                   1.03%        1.07%        1.10%        1.16%        1.13%
Ratio of net investment income
   to average net assets                                                1.20%         .66%         .97%         .56%        1.00%
Portfolio turnover rate                                                   29%          18%          21%          43%           0%

See accompanying Notes to Financial Statements.

Babson Value Fund

Condensed data for a share of capital stock outstanding throughout each period.
                                                                                 Seven Months
                                                              Years Ended           Ended                  Years Ended
                                                                June 30,           June 30,                 November 30
                                                          2001          2000         1999         1998         1997         1996
Net asset value,
   beginning of period                                  $ 38.76       $ 51.36      $ 47.42      $ 47.73      $ 38.65     $ 31.78

   Income from investment
      operations:
      Net investment income                                 .65          1.27          .45          .62          .51          .55
      Net gains (losses) on
         securities (both realized
         and unrealized)                                   7.12        (9.35)         5.90         1.09         9.65         7.20
   Total from investment
      operations                                           7.77        (8.08)         6.35         1.71        10.16         7.75

   Less distributions:
      Dividends from net
         investment income                                (.90)         (.96)        (.44)        (.56)        (.47)        (.53)
      Distributions from
         capital gains                                    (.20)        (3.56)       (1.97)       (1.46)        (.61)        (.35)
Total distributions                                      (1.10)        (4.52)       (2.41)       (2.02)       (1.08)        (.88)
Net asset value,
   end of period                                       $  45.43      $  38.76     $  51.36     $  47.42     $  47.73     $  38.65
Total return*                                            20.30%      (15.93%)       14.14%        3.85%       26.89%       24.91%

Ratios/Supplemental Data
Net assets, end of period
   (in millions)                                          $ 496         $ 528      $ 1,244      $ 1,494      $ 1,419        $ 764
Ratio of expenses to
   average net assets**                                    .96%          .96%         .96%         .98%         .97%         .96%
Ratio of net investment income
   to average net assets**                                1.38%         2.41%        1.05%        1.28%        1.22%        1.63%
Portfolio turnover rate                                     27%           18%          13%          42%          17%          11%

Babson-Stewart Ivory International Fund

Condensed data for a share of capital stock outstanding throughout each period.

                                                                                            Years Ended June 30,
                                                                        2001         2000         1999         1998         1997
Net asset value,
   beginning of year                                                  $ 23.59      $ 19.48      $ 19.65      $ 19.53      $ 18.04

   Income from investment
      operations:
      Net investment
         income (loss)                                                  (.03)        (.04)          .03          .08          .07
      Net gains (losses) on
         securities (both realized
         and unrealized)                                               (7.19)         4.45          .66         1.07         1.70
   Total from investment
      operations                                                       (7.22)         4.41          .69         1.15         1.77

   Less distributions:
      Dividends from net
         investment income                                                 --           --        (.04)        (.07)        (.05)
      Distributions from
         capital gains                                                  (.44)        (.30)        (.82)        (.96)        (.23)
   Total distributions                                                  (.44)        (.30)        (.86)       (1.03)        (.28)
Net asset value,
   end of year                                                        $ 15.93      $ 23.59      $ 19.48      $ 19.65      $ 19.53
Total return                                                         (30.97%)       22.64%        3.76%        6.48%        9.91%

Ratios/Supplemental Data
Net assets, end of year
   (in millions)                                                        $  51        $  85        $  89        $ 104        $ 111
Ratio of expenses to
   average net assets                                                   1.23%        1.24%        1.23%        1.16%        1.19%
Ratio of net investment income
   (loss) to average net assets                                        (.15%)       (.06%)         .24%         .37%         .47%
Portfolio turnover rate                                                   49%          47%          51%          48%          40%

*Total return not annualized for periods less than one full year

**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

Babson Bond Trust - Portfolio L

Condensed data for a share of capital stock outstanding throughout each period.
                                                                                 Seven Months
                                                             Years Ended            Ended                  Years Ended
                                                                June 30,           June 30,                 November 30
                                                           2001         2000         1999          1998         1997         1996
Net asset value,
   beginning of period                                   $ 1.48        $ 1.52       $ 1.59       $ 1.56       $ 1.55       $ 1.58

   Income from investment
      operations:
      Net investment income                                 .09           .09          .05          .09          .10          .11
      Net gains (losses) on
         securities (both realized
         and unrealized)                                    .06         (.04)        (.07)          .03          .01        (.03)
   Total from investment
      operations                                            .15           .05        (.02)          .12          .11          .08

   Less distributions:
      Dividends from net
         investment income                                (.09)         (.09)        (.05)        (.09)        (.10)        (.11)
      Distributions from
         capital gains                                       --            --           --           --           --           --
   Total distributions                                    (.09)         (.09)        (.05)        (.09)        (.10)        (.11)
Net asset value,
   end of period                                         $ 1.54        $ 1.48       $ 1.52       $ 1.59       $ 1.56       $ 1.55
Total return*                                            10.45%         3.54%      (1.16%)        8.13%        7.26%        5.17%

Ratios/Supplemental Data
Net assets, end of period
   (in millions)                                          $  97         $ 100        $ 121        $ 128        $ 132        $ 142
Ratio of expenses to
   average net assets**                                    .98%          .98%         .97%         .97%         .97%         .97%
Ratio of net investment income
   to average net assets**                                5.98%         6.14%        5.73%        5.93%        6.38%        6.96%
Portfolio turnover rate                                     38%           26%          38%          43%          59%          61%

Babson Bond Trust - Portfolio S

Condensed data for a share of capital stock outstanding throughout each period.
                                                                                 Seven Months
                                                               Years Ended          Ended                  Years Ended
                                                                 June 30,          June 30,                 November 30
                                                           2001         2000         1999          1998         1997         1996
Net asset value,
   beginning of period                                   $ 9.35        $ 9.60       $ 9.91       $ 9.78       $ 9.77       $ 9.90

   Income from investment
      operations:
      Net investment income                                 .59           .58          .33          .58          .62          .69
      Net gains (losses) on
         securities (both realized
         and unrealized)                                    .31         (.25)        (.31)          .13          .01        (.13)
   Total from investment
      operations                                            .90           .33          .02          .71          .63          .56

   Less distributions:
      Dividends from net
         investment income                                (.59)         (.58)        (.33)        (.58)        (.62)        (.69)
      Distributions from
         capital gains                                       --            --           --           --           --           --
   Total distributions                                    (.59)         (.58)        (.33)        (.58)        (.62)        (.69)
Net asset value,
   end of period                                         $ 9.66        $ 9.35       $ 9.60       $ 9.91       $ 9.78       $ 9.77
Total return*                                             9.85%         3.55%         .15%        7.47%        6.70%        5.96%

Ratios/Supplemental Data
Net assets, end of period
   (in millions)                                          $  30         $  30        $  37        $  38        $  41        $  34
Ratio of expenses to
   average net assets**                                    .68%          .68%         .67%         .67%         .66%         .66%
Ratio of net investment income
   to average net assets**                                6.16%         6.12%        5.75%        5.90%        6.42%        7.10%
Ratio of expenses to average
   net assets before voluntary
   reduction of management fee **                          .98%          .98%         .97%         .97%         .97%         .96%
Portfolio turnover rate                                     39%           35%          54%          60%          65%          48%

*Total return not annualized for periods less than one full year

 **Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

Babson Money Market Fund(a)

Condensed data for a share of capital stock outstanding throughout each period.

                                                                                            Years Ended June 30,
                                                                         2001        2000         1999         1998         1997
Net asset value,
   beginning of year                                                   $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00

   Income from investment
      operations:
      Net investment income                                               .05          .05          .04          .05          .05

   Less distributions:
      Dividends from net
         investment income                                              (.05)        (.05)        (.04)        (.05)        (.05)
   Net asset value,
      end of year                                                      $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
   Total return                                                         5.13%        4.97%        4.38%        4.82%        4.61%

Ratios/Supplemental Data
Net assets, end of year
   (in millions)                                                         $ 40        $ 39         $ 39          $ 37         $ 38
Ratio of expenses to
   average net assets                                                    .90%         .88%         .88%         .91%         .92%
Ratio of net investment income
   to average net assets                                                5.01%        4.86%        4.30%        4.73%        4.58%

Babson Tax-Free Income Fund(b)

Condensed data for a share of capital stock outstanding throughout each period.

                                                                                           Years Ended June 30,
                                                                         2001        2000         1999         1998         1997
Net asset value,
   beginning of year                                                   $ 8.62       $ 8.91       $ 9.22       $ 8.96       $ 8.74

   Income from investment
      operations:
      Net investment income                                               .37          .39          .40          .40          .42
      Net gains (losses) on
         securities (both realized
         and unrealized)                                                  .38        (.21)        (.24)          .28          .24
   Total from investment
      operations                                                          .75          .18          .16          .68          .66

   Less distributions:
      Dividends from net
         investment income                                              (.37)        (.39)        (.40)        (.40)        (.42)
      Distributions from
         capital gains                                                  (.04)        (.08)        (.07)        (.02)        (.02)
   Total distributions                                                  (.41)        (.47)        (.47)        (.42)        (.44)
Net asset value,
   end of year                                                         $ 8.96       $ 8.62       $ 8.91       $ 9.22       $ 8.96
Total return                                                            8.89%        2.18%        1.70%        7.82%        7.69%

Ratios/Supplemental Data
Net assets, end of year
   (in millions)                                                         $ 35         $ 24         $ 26         $ 27         $ 27
Ratio of expenses to
   average net assets                                                   1.00%        1.01%        1.03%        1.06%        1.01%
Ratio of net investment income
   to average net assets                                                4.19%        4.53%        4.36%        4.46%        4.71%
Portfolio turnover rate                                                   27%          48%           9%          18%          21%

(a) The financial highlights for the Babson Money Market Fund as set forth herein evaluate the historical financial highlights of the Prime Portfolio. The assets of the Federal Portfolio were acquired by the Prime Portfolio on October
31, 2000.

(b) The financial highlights for the Babson Tax-Free Income Fund as set forth herein evaluate the historical financial highlights of the Portfolio L. The assets of the Portfolio S were acquired by the Portfolio L on October 31, 2000.

See accompanying Notes to Financial Statements.

Report of Independent Auditors

The Board of Directors and Shareholders of Babson  Enterprise Fund, Inc., Babson
Enterprise Fund II, Inc., David L. Babson Growth Fund, Inc.,  Shadow Stock Fund,
Inc., Babson Value Fund, Inc.,  Babson-Stewart  Ivory  International Fund, Inc.,
D.L.  Babson Bond Trust,  D.L.  Babson Money Market Fund,  Inc., and D.L. Babson
Tax-Free Income Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Babson Enterprise Fund, Inc., Babson Enterprise
Fund II, Inc., Babson Value Fund, Inc., and D.L. Babson Bond Trust (comprised of
Portfolio L and Portfolio S) as of June 30, 2001, and the related  statements of operations for the year then ended,  the statements of changes in net assets for each of the two years in the period then ended and financial  highlights for the periods presented therein, and we have also audited the accompanying  statements of assets and  liabilities,  including  the schedules of  investments,  of David
L.Babson  Growth Fund,  Inc.,  Shadow  Stock Fund,  Inc.,  Babson-Stewart  Ivory
International  Fund,  Inc.,  D.L. Babson Money Market Fund, Inc. and D.L. Babson
Tax-Free  Income Fund,  Inc. as of June 30, 2001, and the related  statements of operations for the year then ended,  the statements of changes in net assets for each of the two years in the period then ended and the financial  highlights for each of the three years in the period then ended. These financial statements and financial  highlights  are the  responsibility  of the  Funds'  management.  Our responsibility  is to  express  an opinion  on these  financial  statements  and financial  highlights based on our audits. The financial  highlights for each of the two years in the period ended June 30, 1998 for David L. Babson Growth Fund,
Inc., Shadow Stock Fund, Inc.,  Babson-Stewart  Ivory  International Fund, Inc.,
D.L. Babson Money Market Fund,  Inc., and D.L. Babson Tax-Free Income Fund, Inc.
were audited by other  auditors  whose report dated July 28, 1998,  expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain  reasonable  assurance  about  whether the  financial  statements  and financial  highlights  are free of  material  misstatement.  An  audit  includes examining,  on a test basis,  evidence supporting the amounts and disclosures in the financial  statements  and financial  highlights.  Our  procedures  included confirmation of investments  owned as of June 30, 2001, by  correspondence  with the  custodian and brokers.  As to certain  securities  relating to  uncompleted transactions,  we performed  other auditing  procedures.  An audit also includes assessing the  accounting  principles  used and  significant  estimates  made by management,  as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion,  the financial  statements and financial  highlights referred to above present fairly, in all material  respects,  the financial  position of the
Funds and each of the related  portfolios at June 30, 2001, the results of their operations,  changes in their net assets and the  financial  highlights  for the periods  indicated  above in conformity  with  accounting  principles  generally accepted in the United States.

/s/Ernst & Young LLP

Kansas City, Missouri

July 27, 2001

This report has been prepared for the information of the  Shareholders of Babson
Enterprise Fund, Inc.,  Babson  Enterprise Fund II, Inc., David L. Babson Growth
Fund,  Inc.,  Shadow Stock Fund, Inc.,  Babson Value Fund, Inc.,  Babson-Stewart
Ivory International Fund, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market
Fund,  Inc.,  and D.L.  Babson  Tax-Free  Income  Fund,  Inc.,  and is not to be
construed  as an  offering  of the shares of the Funds.  Shares of the Funds are offered only by the Prospectus, a copy of which may be obtained from Jones &
Babson, Inc.
Babson Funds

Jones & Babson Distributors
A Member of the Generali Group

P.O. Box 219757, Kansas City, MO 64121-9757

1-800-4-babson
(1-800-422-2766)
www.babsonfunds.com

BABSON FUNDS
P.O. Box 219757
Kansas City, MO 64121-9757

PRSRT STD
U.S. POSTAGE
PAID
PERMIT NO. 2891
KANSAS CITY MO